EXECUTION COPY

CREDIT AGREEMENT

DATED AS OF JULY 2, 2007

AMONG

CINCINNATI FINANCIAL CORPORATION

and

CFC INVESTMENT COMPANY,

THE LENDERS

FROM TIME TO TIME PARTY HERETO,

and

THE HUNTINGTON NATIONAL BANK

AS ADMINISTRATIVE AGENT,

and

LASALLE BANK NATIONAL ASSOCIATION

AS DOCUMENTATION AGENT

TABLE OF CONTENTS

Page

ARTICLE I    DEFINITIONS

1

SECTION 1.1.

DEFINITIONS

1

SECTION 1.2.

CLASSIFICATION OF LOANS AND ADVANCES

11

SECTION 1.3.

TERMS GENERALLY

11

SECTION 1.4.

ACCOUNTING TERMS

11

ARTICLE II    THE CREDIT

12

SECTION 2.1

COMMITMENTS

12

SECTION 2.2.

LOANS AND ADVANCES

12

SECTION 2.3.

REQUIRED PAYMENTS; TERMINATION

12

SECTION 2.4.

COMMITMENT AND UTILIZATION FEES; INCREASES AND REDUCTIONS IN AGGREGATE COMMITMENT  12

SECTION 2.5.

MINIMUM AMOUNT OF EACH ADVANCE; EURODOLLAR ADVANCES

12

SECTION 2.6.

METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR NEW ADVANCES  14

SECTION 2.7.

CONVERSION AND CONTINUATION OF OUTSTANDING ADVANCES

14

SECTION 2.8.

OPTIONAL PRINCIPAL PAYMENTS

15

SECTION 2.9.

SWINGLINE LOANS

15

SECTION 2.10.

CHANGES IN INTEREST RATE, ETC

17

SECTION 2.11.

RATES APPLICABLE AFTER DEFAULT

17

SECTION 2.12.

REPAYMENT OF LOANS; EVIDENCE OF DEBT

17

SECTION 2.13.

TELEPHONIC NOTICES

19

SECTION 2.14.

INTEREST PAYMENT DATES; INTEREST AND FEE BASIS

19

SECTION 2.15.

NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS OR INCREASES  19

SECTION 2.16.

LENDING INSTALLATIONS

21

SECTION 2.17.

NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT

21

SECTION 2.18.

REPLACEMENT OF LENDER

21

ARTICLE III    YIELD PROTECTION; TAXES

22

SECTION 3.1.

YIELD PROTECTION

22

SECTION 3.2.

CHANGES IN CAPITAL ADEQUACY REGULATIONS

23

SECTION 3.3.

AVAILABILITY OF TYPES OF ADVANCES

23

SECTION 3.4.

FUNDING INDEMNIFICATION

23

SECTION 3.5.

TAXES

23

SECTION 3.6.

LENDER STATEMENTS; SURVIVAL OF INDEMNITY

25

ARTICLE IV    CONDITIONS PRECEDENT

27

SECTION 4.1.

EFFECTIVE DATE; INITIAL CREDIT EXTENSION

27

SECTION 4.2.

EACH CREDIT EXTENSION

27

ARTICLE V    REPRESENTATIONS AND WARRANTIES

29

SECTION 5.1.

EXISTENCE AND STANDING

29

SECTION 5.2.

AUTHORIZATION AND VALIDITY

29

SECTION 5.3.

NO CONFLICT; GOVERNMENT CONSENT

29

SECTION 5.4.

FINANCIAL STATEMENTS

29

SECTION 5.5.

MATERIAL ADVERSE CHANGE

29

SECTION 5.6.

TAXES

30

SECTION 5.7.

LITIGATION AND CONTINGENT OBLIGATIONS

31

SECTION 5.8.

SUBSIDIARIES

31

SECTION 5.9.

ERISA

31

SECTION 5.10.

ACCURACY OF INFORMATION

31

SECTION 5.11.

FEDERAL RESERVE REGULATIONS

31

SECTION 5.12.

MATERIAL AGREEMENTS

31

SECTION 5.13.

COMPLIANCE WITH LAWS

31

SECTION 5.14.

PROPERTIES

32

SECTION 5.15.

ENVIRONMENTAL MATTERS

33

SECTION 5.16.

INVESTMENT COMPANY ACT

33

SECTION 5.17.

PUBLIC UTILITY HOLDING COMPANY ACT

33

SECTION 5.18.

INSURANCE

33

SECTION 5.19.

SOLVENCY

34

SECTION 5.20.

LABOR MATTERS

35

SECTION 5.21

INTELLECTUAL PROPERTY

35

ARTICLE VI    COVENANTS

35

SECTION 6.1.

FINANCIAL REPORTING

35

SECTION 6.2.

USE OF PROCEEDS

36

SECTION 6.3.

NOTICE OF DEFAULT

37

SECTION 6.4.

CONDUCT OF BUSINESS

37

SECTION 6.5.

TAXES

37

SECTION 6.6.

INSURANCE

37

SECTION 6.7.

COMPLIANCE WITH LAWS

37

SECTION 6.8.

MAINTENANCE OF PROPERTIES

37

SECTION 6.9.

BOOKS AND RECORDS; INSPECTION

37

SECTION 6.10.

INDEBTEDNESS

38

SECTION 6.11.

MERGER

39

SECTION 6.12.

SALE OF ASSETS

39

SECTION 6.13.

LIENS

39

SECTION 6.14.

TRANSACTIONS WITH AFFILIATES

41

SECTION 6.15.

SALE AND LEASEBACK TRANSACTIONS AND OTHER OFF-BALANCE SHEET LIABILITIES  41

SECTION 6.16

FINANCIAL COVENANTS

41

SECTION 6.17

ACQUISITIONS

41

SECTION 6.18

RESTRICTIONS ON AMENDMENTS AND FUNDAMENTAL CHANGES

41

SECTION 6.19

FISCAL YEAR AND ACCOUNTING CHANGES

41

SECTION 6.20

SYNDICATION

42

ARTICLE VII    DEFAULTS

43

SECTION 7.1.

MATERIAL MISREPRESENTATION

43

SECTION 7.2.

NONPAYMENT

43

SECTION 7.3.

COVENANT BREACH

43

SECTION 7.4.

OTHER BREACH

43

SECTION 7.5.

OTHER INDEBTEDNESS DEFAULT

43

SECTION 7.6.

BANKRUPTCY

43

SECTION 7.7.

RECEIVERSHIP

43

SECTION 7.8.

CONDEMNATION

44

SECTION 7.9.

OUTSTANDING JUDGMENT

45

SECTION 7.10.

UNFUNDED PLAN LIABILITIES

45

SECTION 7.11.

MULTIEMPLOYER PLAN WITHDRAWAL LIABILITY

45

SECTION 7.12.

MULTIEMPLOYER PLAN REORGANIZATION

45

SECTION 7.13.

ENVIRONMENTAL LAW VIOLATION

45

SECTION 7.14.

CHANGE OF CONTROL

45

SECTION 7.15.

CROSS-DEFAULT

45

SECTION 7.16.

GUARANTY DEFAULT

45

ARTICLE VIII    ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

46

SECTION 8.1.

ACCELERATION

46

SECTION 8.2.

PRESERVATION OF RIGHTS

47

ARTICLE IX    THE ADMINISTRATIVE AGENT

47

SECTION 9.1.

APPOINTMENT; NATURE OF RELATIONSHIP

47

SECTION 9.2.

POWERS

47

SECTION 9.3.

GENERAL IMMUNITY

47

SECTION 9.4.

NO RESPONSIBILITY FOR LOANS, RECITALS, ETC

49

SECTION 9.5.

ACTION ON INSTRUCTIONS OF LENDERS

49

SECTION 9.6.

EMPLOYMENT OF AGENTS AND COUNSEL

49

SECTION 9.7.

RELIANCE ON DOCUMENTS; COUNSEL

49

SECTION 9.8.

ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION

49

SECTION 9.9.

NOTICE OF DEFAULT

51

SECTION 9.10.

RIGHTS AS A LENDER

51

SECTION 9.11.

LENDER CREDIT DECISION

51

SECTION 9.12.

SUCCESSOR ADMINISTRATIVE AGENT

51

SECTION 9.13.

DELEGATION TO AFFILIATES

53

SECTION 9.14.

ADMINISTRATIVE AGENT'S FEES

53

ARTICLE X    SETOFF; RATABLE PAYMENTS

53

SECTION 10.1.

SETOFF

53

SECTION 10.2.

RATABLE PAYMENTS

53

ARTICLE XI    BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

53

SECTION 11.1.

SUCCESSORS AND ASSIGNS

53

SECTION 11.2.

PARTICIPATIONS

55

SECTION 11.3.

ASSIGNMENTS

55

ARTICLE XII   GENERAL PROVISIONS

57

SECTION 12.1.

SURVIVAL OF REPRESENTATIONS

57

SECTION 12.2.

GOVERNMENTAL REGULATION

57

SECTION 12.3.

HEADINGS

57

SECTION 12.4.

ENTIRE AGREEMENT

57

SECTION 12.5.

SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT

57

SECTION 12.6.

EXPENSES; INDEMNIFICATION

57

SECTION 12.7.

NUMBERS OF DOCUMENTS

59

SECTION 12.8.

SEVERABILITY OF PROVISIONS

59

SECTION 12.9.

NONLIABILITY OF LENDERS

59

SECTION 12.10.

CONFIDENTIALITY

59

SECTION 12.11.

NONRELIANCE

61

SECTION 12.12.

DISCLOSURE

61

SECTION 12.13.

AMENDMENTS

61

SECTION 12.14.

NOTICES

61

SECTION 12.15.

CHANGE OF ADDRESS

61

SECTION 12.16.

COUNTERPARTS

62

SECTION 12.17.

CHOICE OF LAW

63

SECTION 12.18.

CONSENT TO JURISDICTION

63

SECTION 12.19.

WAIVER OF JURY TRIAL

63

SECTION 12.20.

INTEREST RATE LIMITATION

63

SECTION 12.21.

JOINT AND SEVERAL OBLIGATIONS OF BORROWER

63

SECTION 12.22.

BORROWER REPRESENTATIVE

63

SECTION 12.23.

DOCUMENTATION AGENT

63

SECTION 12.24.

PATRIOT ACT

64

ATTACHMENTS:

PRICING SCHEDULE

SCHEDULE 1 –  SUBSIDIARIES AND OTHER INVESTMENTS

SCHEDULE 2 –  INDEBTEDNESS AND LIENS

SCHEDULE 5.7 – LITIGATION AND CONTINGENT OBLIGATIONS

SCHEDULE 5.8 – SUBSIDIARIES OF BORROWER

SCHEDULE 5.14 – ADDRESSES OF REAL PROPERTY OWNED/LEASED BY BORROWER

SCHEDULE 5.16 – ENVIRONMENTAL MATTERS

SCHEDULE 5.19 – INSURANCE SUMMARY AND CERTIFICATION

SCHEDULE 6.14 – TRANSACTIONS WITH AFFILIATES

EXHIBIT A – FORM OF BORROW OPINION

EXHIBIT B – COMPLIANCE CERTIFICATE

EXHIBIT C – ASSIGNMENT AGREEMENT

EXHIBIT D – LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

EXHIBIT E – NOTE

EXHIBIT F – CLOSING AGENDA

EXHIBIT G – FORM OF BORROWING NOTICE

EXHIBIT H – FORM OF CONVERSION/CONTINUATION NOTICE

EXHIBIT I – FORM OF PREPAYMENT NOTICE

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of the 2nd day of July, 2007, is among CINCINNATI FINANCIAL CORPORATION and CFC INVESTMENT COMPANY, the Lenders from time to time parties hereto and The Huntington National Bank, as Swingline Lender and as Administrative Agent, and LaSalle Bank National Association, as Documentation Agent.  The parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1.

Definitions.  As used in this Agreement:

"Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

"Administrative Agent" means HNB in its capacity as contractual representative of the Lenders pursuant to Article IX, and not in its individual capacity as a Lender or Swingline Lender, and any successor Administrative Agent appointed pursuant to Article IX.

"Advance" means a borrowing hereunder, (x) (i) made by the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Class and Type and, in the case of Eurodollar Loans, for the same Interest Period, and/or (y) made by the Swingline Lender.

"Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person.  A Person shall be deemed to control another Person if the controlling Person owns 20% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock or other ownership interests, by contract or otherwise.

"Aggregate Outstanding Revolving Credit Exposure" means, at any time, the aggregate of the Outstanding Revolving Credit Exposure of all the Lenders.

"Aggregate Revolving Commitment" means the aggregate of the Revolving Commitments of all the Revolving Lenders, as increased or reduced from time to time pursuant to the terms hereof.

"Agreement" means this Credit Agreement between the parties as it may be amended, modified, supplemented, extended, restated or replaced from time to time.

"Agreement Accounting Principles" means GAAP, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

"Applicable Fee Rate" means, at any time, the percentage rate per annum at which commitment fees are accruing on the Aggregate Revolving Commitment, as applicable at such time, as set forth in the Pricing Schedule.

"Applicable Margin" means, with respect to Advances of any Class and Type (other than Swingline Loans) at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Class and Type as set forth in the Pricing Schedule.

"Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the Aggregate Revolving Commitment represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentage shall be determined based upon the Aggregate Revolving Commitment most recently in effect, giving effect to any assignments.

"Arranger" means HNB, and its successors.

"Article" means an article of this Agreement unless another document is specifically referenced.

"Asset Disposition" means the disposition whether by sale, lease, transfer, loss, damage, destruction, casualty, condemnation or otherwise of any of the following: (a) any of the stock or other equity or ownership interest of any of a Borrower's Subsidiaries or (b) any or all of the assets of Borrower or any of its Subsidiaries other than sales of investments from Borrowers' investment portfolio in the ordinary course of business.

"Authorized Officer" means any of the Chief Financial Officer, Treasurer, Assistant Treasurer or the President of Borrower Representative, acting singly, unless notice otherwise is provided by Borrower Representative to Administrative Agent pursuant to Section 12.14.

"Available Aggregate Revolving Commitment" means, at any time, the Aggregate Revolving Commitment then in effect minus the Aggregate Outstanding Revolving Credit Exposure at such time.

"Board" means the Board of Governors of the Federal Reserve System of the United States of America.

"Borrower" means separately and collectively CINF and CFC-I, and their successors and assigns.

"Borrowing Date" means a date on which an Advance is made hereunder as determined pursuant to Section 2.6.

"Borrowing Notice" shall have the meaning set forth in Section 2.6.

"Borrower Representative" means CINF.

"Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Columbus, Ohio and New York, New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system, and dealings in United States dollars are carried on in the London interbank market, and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Columbus, Ohio for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

"CFC-I" means CFC Investment Company, an Ohio corporation, a Borrower.

"Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

"Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

"Change of Control" means any event, transaction or occurrence as a result of which:

(i)

any "person" or "group" (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934) has become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all the Outstanding Shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of fifty percent (50%) or more of the equity interests of Borrower on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding equity equivalents (whether such equity equivalents are then currently convertible or exercisable);

(ii)

CINF ceases to own and control all of the economic and voting rights associated with all of the Outstanding Shares of CFC-I.

"Charges" shall have the meaning set forth in Section 12.20.

"Chief Financial Officer" means, at any time, the Person who reports to the board of directors of Borrower on the financial affairs of Borrower and the Subsidiaries.

"CINF" means Cincinnati Financial Corporation, an Ohio corporation, a Borrower.

"Class," when used in reference to any Loan or Advance, refers to whether such Loan, or the Loans comprising such Advance, are Revolving Loans or Swingline Loans.

"Closing Agenda" means the Closing Agenda as defined in Section 4.1, as the same may be amended or modified from time to time.

"Closing Date" means the date on which this Agreement is fully executed.

"Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

"Commitment" means a Revolving Commitment.

"Commitment Fee" means the Commitment Fee provided in Section 2.4.

"Consolidated Funded Indebtedness" means at any time (a) the aggregate dollar amount of Indebtedness of Borrower and its Subsidiaries which has actually been funded and is outstanding, whether or not such amount is due or payable, at such time, and (b) all reimbursement obligations under outstanding letters of credit which (i) may be presented, or (ii) have been presented and have not yet been paid; all calculated for Borrower and its Subsidiaries on a consolidated basis as of such time.

"Consolidated Indebtedness" means at any time the Indebtedness of Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

"Consolidated Leverage Ratio" shall mean the ratio of Consolidated Funded Indebtedness to the sum of Consolidated Indebtedness and shareholders' equity reflected on the financial statements provided pursuant to Section 6.1.

"Consolidated Net Income" means, for any period, the consolidated net income (or loss) of Borrower and its Subsidiaries for such period determined in accordance with Agreement Accounting Principles; provided, that there shall be excluded (i) the income (or loss) of any Affiliate of Borrower or other Person (other than a Subsidiary of Borrower) in which any Person (other than Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Subsidiaries by such Affiliate or other Person during such period; and (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person's assets are acquired by Borrower or any of its Subsidiaries.

"Consolidated Net Worth" means, as of the date of any determination thereof, the amount of the shareholders' equity of Borrower and its Subsidiaries as would be shown on the consolidated balance sheet of Borrower and its Subsidiaries determined on a consolidated basis in accordance with Agreement Accounting Principles.

"Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

"Conversion/Continuation Notice" is defined in Section 2.7.

"Credit Extension" means the making of an Advance hereunder.

"Credit Extension Date" means the Borrowing Date for an Advance.

"Default" is defined in Article VII.

"Effective Date" means the date on which the conditions specified in Section 4.1 are satisfied.

"Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

"Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

"Eurodollar Base Rate" means either, (a) with respect to a Eurodollar Advance for the relevant Interest Period, an interest rate per annum (based on a 360-day year) obtained by dividing (i) the actual or estimated arithmetic mean of the per annum rates of interest at which deposits in U.S. dollars, for a period of time equal to the Interest Period in effect with respect to the relevant Loan, and in an aggregate amount comparable to the amount of the principal balance of the Loan, are being offered to U.S. banks by one or more prime banks in the London interbank market on the second Business Day prior to the first day of each Interest Period, as offered and determined by Administrative Agent in accordance with its standard practices and procedures based upon reference to information which appears on page LIBOR01 captioned "British Bankers Assoc. Interest Settlement Rates" of the Reuters America Network, a service of Reuters America, Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates), or, if such service ceases to be available or ceases to be used by Administrative Agent, such other reasonably comparable money rate service selected by Administrative Agent, for obtaining rate quotations, or any other reasonable procedure, all as determined by Administrative Agent; by (ii) a percentage equal to 100% minus the Reserve Requirement; or

(b) if the Interest Period designated by Borrower is one (1) day and such Interest Period is agreed to in advance in writing by all Lenders, an interest rate per annum (based on a 360-day year) obtained by dividing (i) the actual or estimated arithmetic mean of the per annum rates of interest at which deposits in U.S. dollars, for one (1) month periods and in an aggregate amount comparable to the amount of the principal balance of the Loan, are being offered to U.S. banks by one or more prime banks in the London interbank market, as offered and determined by Administrative Agent in accordance with its standard practices and procedures based upon reference to information which appears on page LIBOR01 captioned "British Bankers Assoc. Interest Settlement Rates" of the Reuters America Network, a service of Reuters America, Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates), or, if such service ceases to be available or ceases to be used by Administrative Agent, such other reasonably comparable money rate service selected by Administrative Agent, for obtaining rate quotations, or any other reasonable procedure, all as determined by Administrative Agent on each Business Day during the period of the relevant Loan to which such rate is to apply, such interest rate to change automatically without notice to Borrower with any change thereto effective as of the day of such change; by (ii) a percentage equal to 100% minus the Reserve Requirement.

"Eurodollar Loan" means a Loan which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

"Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the Eurodollar Base Rate applicable to such Interest Period, plus (ii) the Applicable Margin.

"Excluded Taxes" means, in the case of each Lender or applicable Lending Installation, the Swingline Lender and the Administrative Agent, taxes imposed on its overall net income or net worth, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender, the Swingline Lender or the Administrative Agent, as applicable, is incorporated or organized, or (ii) the jurisdiction in which the Administrative Agent's or such Lender's or Swingline Lender's principal executive office or applicable Lending Installation is located.

"Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

"Facility Termination Date" means July 2, 2012, or any earlier date on which the Aggregate Revolving Commitment is reduced to zero pursuant to Section 2.4 or otherwise terminated pursuant to the terms hereof.

"Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Columbus, Ohio time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

"Final Judgment" is defined in Section 12.6(ii).

"Fiscal Quarter" means any of the quarterly accounting periods of Borrower ending on March 31, June 30, September 30, and December 31 of each year.

"Fiscal Year" means any of the annual accounting periods of Borrower ending on December 31 of each year.

"Floating Rate" means, for any day, a rate per annum equal to (i) the Prime Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Prime Rate changes.

"Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

"Floating Rate Loan" means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

"GAAP" means generally accepted accounting principles in the United States of America, from time to time in effect and consistently applied.

"Guarantor" or "Guarantors" means any Person guarantying all or any portion of the Obligations from time to time.

"Guaranty" or "Guaranties" refer to individually or collectively any guaranty by a Guarantor from time to time in effect.

"HNB" means The Huntington National Bank, a national banking association, in its individual capacity, and its successors.

"Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable and accrued expenses arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens against, or payable out of the proceeds or production from, Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, and (vii)  any other obligation for borrowed money which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.

"Interest Period" means, with respect to a Eurodollar Advance, a period of one day or one, two, three or six months commencing on a Business Day selected by Borrower Representative pursuant to this Agreement.  Such Interest Period shall end on the next Business Day, if the Interest Period is one (1) day, otherwise on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month.  If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

"Lenders" means the lending institutions listed on the signature pages of this Agreement, as same may be added or substituted hereafter with the agreement of Administrative Agent and Borrowers, and their respective successors and assigns. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

"Lending Installation" means, with respect to a Lender, the Swingline Lender or the Administrative Agent, the office, branch, subsidiary or affiliate of such Lender, the Swingline Lender or the Administrative Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender, the Swingline Lender or the Administrative Agent pursuant to Section 2.16.

"Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

"Loan Documents" means this Agreement, any Notes issued pursuant to Section 2.12, the Guaranties and any other documents and/or instruments given pursuant hereto or thereto or otherwise in connection herewith or therewith.

"Loans" means the loans made by the Lenders to Borrower pursuant to this Agreement (or any conversion or continuation thereof).

"Margin Stock" has the meaning assigned to such term in Regulation U.

"Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise) or results of operations of Borrower and its Subsidiaries taken as a whole, (ii) the ability of Borrower to perform its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent, the Swingline Lender or the Lenders thereunder.

"Material Indebtedness" shall have the meaning set forth in Section 7.5.

"Maximum Rate" shall have the meaning set forth in Section 12.20.

"Moody's" means Moody's Investors Service, Inc.

"Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

"Net Proceeds" means (a) cash proceeds received by Borrower or any of its Subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (i) the costs of such Asset Disposition (including attorneys fees and taxes attributable to such sale, lease or transfer) and (ii) amounts applied to repayment of Indebtedness secured by a Lien on the asset or property disposed, and (b) cash proceeds attributable to any working capital, earnings, balance sheet or similar adjustment.

"Note" means any promissory note issued at the request of a Lender pursuant to Section 2.12 in the form of Exhibit E.

"Notice of Assignment" is defined in Section 11.3.2.

"Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of Borrower to the Lenders or to any Lender, the Swingline Lender, the Administrative Agent or any indemnified party arising under the Loan Documents.

"Off-Balance Sheet Liability" of a Person means (i) any repurchase obligation or repurchase liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called "synthetic lease" transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person, but excluding from this clause (iv) Operating Leases.

"Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

"Operating Lease Obligations" means, as at any date of determination, the amount obtained by aggregating the present values, determined in the case of each particular Operating Lease by applying a discount rate (which discount rate shall equal the discount rate which would be applied under Agreement Accounting Principles if such Operating Lease were a Capitalized Lease) from the date on which each fixed lease payment is due under such Operating Lease to such date of determination, of all fixed lease payments due under all Operating Leases of Borrower and its Subsidiaries.

"Other Taxes" is defined in Section 3.5(ii).

"Outstanding Revolving Credit Exposure" means, as to any Lender at any time, the sum of (i) the aggregate principal amount of its Revolving Loans outstanding at such time, plus (ii) an amount equal to its Swingline Exposure.

"Outstanding Shares" means the outstanding equity ownership (in the form of common shares, preferred shares, units, memberships or otherwise) of an unnatural Person.

"PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

"Participants" is defined in Section 11.2.1.

"Payment Date" means the 1st day of August, 2007, and the 1st day of each month thereafter through the Facility Termination Date.

"Permitted Acquisition" means any Acquisition made by Borrower or any of its Subsidiaries provided that: (a) as of the date of such Acquisition, no Default or Unmatured Default shall have occurred and be continuing or would result from such Acquisition or from the incurrence of any Indebtedness in connection with such Acquisition; (b) prior to the date of such Acquisition, such Acquisition shall have been approved by the board of directors and, if applicable, the shareholders of the Person whose stock or assets are being acquired in connection with such Acquisition and no claim or challenge has been asserted or threatened by any shareholder or director of such Person which could reasonably be expected to have a material adverse effect on such Acquisition or a Material Adverse Effect; (c) as of the date of any such Acquisition, all approvals required in connection with such Acquisition shall have been obtained; and (d) any such Acquisition is an Acquisition of the assets or capital stock or other equity interests of a Person engaged in any line of business being conducted by Borrower or any of its Subsidiaries at the time of such Acquisition.

"Permitted Indebtedness" is defined in Section 6.10.

"Permitted Liens" is defined in Section 6.14.

"Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

"Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which Borrower or any member of the Controlled Group may have any liability.

"Prepayment Notice" shall have the meaning set forth in Section 2.8

"Pricing Schedule" means the Schedule attached hereto identified as such.

"Prime Rate" means the "prime rate" established by HNB from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily HNB's most favored rate.  In the event HNB shall abolish or abandon the practice of establishing its Prime Rate or should the same be unascertainable, HNB shall designate a comparable reference rate which shall be deemed to be the Prime Rate under this Agreement and the other Loan Documents.

"Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned or leased.

"Purchasers" is defined in Section 11.3.1.

"Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

"Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Borrower and any Lender or Affiliate thereof which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

"Regulation D" means Regulation D of the Board as from time to time in effect and any successor thereto or other regulation or official interpretation of the Board relating to reserve requirements applicable to member banks of the Federal Reserve System.

"Regulation T" means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

"Regulation U" means Regulation U of the Board as from time to time in effect and any successor or other regulation or official interpretation of the Board relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

"Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

"Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

"Required Lenders" means, at any time, Lenders in the aggregate having at least fifty-one percent (51%) of the Aggregate Revolving Commitment or, if the Aggregate Revolving Commitment has been terminated, the Aggregate Outstanding Revolving Credit Exposure.

"Required Property Insurance Coverage" means at any time insurance insuring all Property of Borrower and its Subsidiaries against loss or damage by fire, lightning, vandalism and malicious mischief and all other perils covered by standard "extended coverage" or "all-risk" insurance and such other risks and losses as is consistent with sound business practices and is customarily maintained from time to time by similar businesses similarly situated and owning, leasing or operating similar properties; all in such amounts and having such deductibles from the loss payable for any casualty, as is customary from time to time for similar businesses similarly situated and owning, leasing or operating similar properties.

"Required Public Liability Insurance Coverage" means comprehensive general accident and public liability insurance (including, without limitation, coverage for product liability, and elevators and escalators, if any, on property owned or leased by Borrower and its Subsidiaries) against injury, loss and/or damage to persons and property and such other risks and losses as is consistent with sound business practices and is customarily maintained from time to time by similar businesses similarly situated and owning, leasing or operating similar properties; all in such amounts as is customary from time to time for similar businesses similarly situated and owning, leasing or operating similar properties.

"Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

"Revolving Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans, and to make or participate in Swingline Loans to Borrower in an aggregate amount not exceeding the amount set forth opposite such Lender's signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 11.3.2, as such amount may be modified from time to time pursuant to the terms hereof, including as a result of syndication as provided in Section 6.24.

"Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Outstanding Revolving Credit Exposure.

"Revolving Loan" and "Revolving Loans" means a Loan or the Loans, respectively, made pursuant to clause (b) of Section 2.1.

"S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

"Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

"Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

"Section" means a numbered section of this Agreement, unless another document is specifically referenced.

"Shareholders" are the owners of any Outstanding Shares.

"Single Employer Plan" means a Plan maintained by Borrower or any member of the Controlled Group for employees of Borrower or any member of the Controlled Group.

"Subsidiary" of a Person means (i) any corporation more than fifty percent (50%) of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than fifty percent (50%) of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.  Unless otherwise expressly provided, all references herein to a "Subsidiary" means a Subsidiary of Borrower.

"Substantial Portion" means, with respect to an Asset Disposition, Property which has a value of $100,000,000 or more, after deducting the Net Proceeds which are, within ninety (90) days of such Asset Disposition, reinvested in assets of Borrower or its Subsidiaries which are of similar type and substantially equivalent value as such Property which is the subject of the Asset Disposition.

"Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time.  The Applicable Percentage of any Lender of the total Swingline Exposure at any time shall be the same as such Lender's Applicable Percentage of the total Aggregate Revolving Commitment at such time.

"Swingline Lender" means HNB or any of its Affiliates, in its capacity as lender of Swingline Loans hereunder.

"Swingline Loan" means a Loan made pursuant to Section 2.9.

"Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes.

"Transferee" is defined in Section 11.4.

"Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance.

"U.S." means the United States of America.

"Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

"Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

"Utilization Fee" means a fee payable pursuant to Section 2.4 for any period that the Aggregate Outstanding Revolving Credit Exposure exceeds 50% of the Aggregate Revolving Commitment.

"Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled by such Person or, (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

Section 1.2.

Classification of Loans and Advances. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan").  Advances also may be classified and referred to by Class (e.g., a "Revolving Advance") or by Type (e.g., a "Eurodollar Advance") or by Class and Type (e.g., a "Eurodollar Revolving Advance").

Section 1.3.

Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

Section 1.4.

Accounting Terms.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with Agreement Accounting Principles, as in effect from time to time, provided that, if Borrower notifies the Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in Agreement Accounting Principles or in the application thereof on the operation of such provision (or if the Administrative Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in Agreement Accounting Principles or in the application thereof, then such provision shall be interpreted on the basis of Agreement Accounting Principles as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  Whenever under this Agreement any financial information, data and the like is calculated on a consolidated basis for Borrower and its Subsidiaries, such financial information, data and the like of such Subsidiary shall be included only to the extent of Borrower's percentage of ownership of such Subsidiary.  Any reference in this Agreement to the terms "extraordinary losses" and "extraordinary gains" shall mean such losses and gains, respectively, categorized by Borrower's external auditors as extraordinary in the financial statements of Borrower prepared in accordance with Agreement Accounting Principles in effect at the date of such financial statements.  Notwithstanding anything contained or implied herein to the contrary, no change in Agreement Accounting Principles shall require the restatement of any financial statements dated prior to such change and provided to any Lender, the Administrative Agent or the Swingline Lender.  Further, no retroactive change shall be made (as a result of any change in Agreement Accounting Principles which occurs after the date of any such financial statements) in any of the calculations made hereunder based upon the information contained in said financial statements including, without limitation, the calculation of the Applicable Margin.

ARTICLE II

The Credit

Section 2.1

Commitments. Subject to the terms and conditions set forth herein, from and including the Effective Date and prior to the Facility Termination Date, each Lender severally agrees to make Revolving Loans to each Borrower, provided that, after giving effect to the making of each such Revolving Loan such Lender’s Outstanding Revolving Credit Exposure shall not exceed its Revolving Commitment.  Subject to the terms of this Agreement, each Borrower may borrow, repay and reborrow Revolving Loans at any time prior to the Facility Termination Date. The Revolving Commitments to extend Revolving Loans hereunder shall expire on the Facility Termination Date. The Swingline Lender will make Swingline Loans hereunder on the terms and conditions set forth in Section 2.9.

Section 2.2.

Loans and Advances.

(i)

Each Loan (other than a Swingline Loan) shall be made as part of an Advance consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.  Advances of more than one Class and Type may be outstanding at the same time.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required hereunder.

(ii)

Each Advance of Revolving Loans shall be comprised entirely of Floating Rate Loans or Eurodollar Loans as Borrower may request in accordance herewith. Each Swingline Loan shall accrue interest at the rate offered with respect thereto by the Swingline Lender.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of Borrower to repay such Loan in accordance with the terms of this Agreement.

Section 2.3.

Required Payments; Termination.  The Revolving Commitment of each Lender shall terminate, and the Aggregate Outstanding Revolving Credit Exposure and all respective unpaid Obligations shall be paid in full by each Borrower, on the Facility Termination Date.

Section 2.4.

Commitment and Utilization Fees; Increases and Reductions in Aggregate Commitment.  Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Applicable Percentage: (a) an origination fee in the aggregate amount of $25,000 upon execution of this Agreement by Borrower and Lenders; and (b) a (x) Commitment Fee ("Commitment Fee") and (y) Utilization Fee (if applicable) at a per annum rate equal to the Applicable Fee Rate on the average daily Aggregate Revolving Commitment (which shall be determined, notwithstanding anything contained herein to the contrary or the definition of the term "Aggregate Revolving Commitment" as though no Swingline Loans are outstanding, whether or not that is in fact the case) from the date hereof to and including the Facility Termination Date, payable (in arrears) on each Payment Date hereafter and on the Facility Termination Date. Borrower may permanently reduce the Aggregate Revolving Commitment in whole, or in part ratably among the Lenders, in integral multiples of $1,000,000, upon at least five Business Days written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Revolving Commitment may not be reduced below the Aggregate Outstanding Revolving Credit Exposure.  All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder.

Section 2.5.

Minimum Amount of Each Advance; Eurodollar Advances.

(i)

Each Eurodollar Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof).

(ii)

Each Floating Rate Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 in excess thereof), provided, however, that any Floating Rate Advance may be in the lesser amount of the Available Aggregate Revolving Commitment.

(iii)

Each Swingline Loan shall be in the minimum amount of $100,000.

Section 2.6.

Method of Selecting Types and Interest Periods for New Advances.  Borrower shall from time to time select the Class and Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto.  Borrower Representative shall give the Administrative Agent irrevocable notice in the form of Exhibit G (or in such other form as is requested by Administrative Agent) (a "Borrowing Notice") not later than noon (Columbus, Ohio time) at least one (1) Business Day before the date on which Borrower desires that such Advance be made (the "Borrowing Date") of each Floating Rate Advance and three (3) Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

(i)

the Borrowing Date, which shall be a Business Day, of such Advance,

(ii)

the aggregate amount of such Advance,

(iii)

the Class and Type of Advance selected, and

(iv)

in the case of each Eurodollar Advance, the Interest Period applicable thereto.

If no election as to Type of Advance is specified in the Borrowing Notice, the requested Advance shall be a Floating Rate Advance.  If no Interest Period is specified with respect to the requested Eurodollar Advance, then Borrower shall be deemed to have selected an Interest Period of one (1) month's duration.

Not later than noon (Columbus, Ohio time) one (1) Business Day after the notice provided by Administrative Agent pursuant to Section 2.15, each Lender shall make available its Floating Rate Loan or Floating Rate Loans, and, not later than noon (Columbus, Ohio time) two (2) Business Days after the notice provided by Administrative Agent pursuant to Section 2.15, each Lender shall make available its Eurodollar Rate Loan or Eurodollar Rate Loans, in each case by wire transfer of immediately available funds to the Administrative Agent at its address specified pursuant to Section 12.14, provided that Swingline Loans shall be made as provided in Section 2.9.  The Administrative Agent will make the funds so received from the Lenders available to Borrower by 3:00 p.m. (Columbus, Ohio time) on the Borrowing Date at the Administrative Agent's aforesaid address.

Section 2.7.

Conversion and Continuation of Outstanding Advances.  (i) Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section 2.7 or are repaid in accordance with the terms of this Agreement.  Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with the terms of this Agreement or (y) Borrower Representative shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period or (z) such Eurodollar Advance is for an Interest Period of one (1) day, in which case such Eurodollar Advance shall continue until Borrower Representative has given Administrative Agent a Conversion/Continuation Notice requesting that such Interest Period be converted to another Interest Period or such Eurodollar Advance be converted to a Floating Rate Advance.  Subject to the terms of Section 2.5, Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurodollar Advance.  Borrower Representative shall give the Administrative Agent irrevocable notice in the form of Exhibit H (or in such other form requested by Administrative Agent) (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance, a conversion of a Eurodollar Advance with a one (1) day Interest Period to a different Interest Period or to a Floating Rate Advance, or continuation of a Eurodollar Advance not later than noon (Columbus, Ohio time) at least three Business Days prior to the date of the requested conversion or continuation, and specifying:

(a)

the requested date, which shall be a Business Day, of such conversion or continuation,

(b)

the aggregate amount and Class and Type of the Advance which is to be converted or continued, and the interest rate and expiration date of the Interest Period currently in effect with respect thereto, if any, and

(c)

the amount of such Advance which is to be converted into a Floating Rate Advance or converted into or continued as a Eurodollar Advance and the duration of the Interest Period to be applicable thereto.

(ii)

This Section 2.7 shall not apply to Swingline Loans, which may not be converted or continued.

Section 2.8.

Optional Principal Payments.  Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon two Business Days' prior notice from Borrower Representative, in the form of Exhibit I (or in such other form requested by Administrative Agent) (the "Prepayment Notice"), to the Administrative Agent (and, in the case of prepayment of a Swingline Loan, upon one Business Day's prior notice to the Swingline Lender).  Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Eurodollar Advances upon three Business Days prior notice from Borrower Representative to the Administrative Agent.

Section 2.9.

Swingline Loans.

(i)

Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to Borrower from the Effective Date and prior to the Facility Termination Date in an aggregate principal amount at any time outstanding that will not result in (x) the Swingline Exposure exceeding $35,000,000, or (y) the Swingline Exposure exceeding the difference between (a) the Aggregate Revolving Commitment and (b) the Aggregate Outstanding Revolving Credit Exposure, provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may borrow, repay and reborrow Swingline Loans.

(ii)

To request a Swingline Loan, Borrower Representative shall give the Administrative Agent and the Swingline Lender a Borrowing Notice of such request not later than noon (Columbus, Ohio time) on the day of a proposed Swingline Loan. A Borrowing Notice shall be irrevocable and shall specify the requested date of disbursement (which shall be a Business Day) and amount of the requested Swingline Loan. The Swingline Lender shall make each Swingline Loan available to Borrower at the Administrative Agent's address specified pursuant to Section 12.14 on the requested date of such Swingline Loan.

(iii)

The Swingline Lender may by written notice given to the Administrative Agent not later than noon (Columbus, Ohio time) on any Business Day, require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Unmatured Default or the reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.6 with respect to Loans made by such Lender (and Section 2.6 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify Borrower Representative of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the

Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from Borrower (or other party on behalf of Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve Borrower of any default in the payment thereof.

Section 2.10.

Changes in Interest Rate, etc.  Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.7, to, but excluding, the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.7 hereof, at a rate per annum equal to the Floating Rate for such day.  Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Prime Rate or Federal Funds Effective Rate, as applicable.  Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurodollar Advance based upon Borrower's selections under Sections 2.6 and 2.7 and otherwise in accordance with the terms hereof.  No Interest Period may end after the Facility Termination Date.

Section 2.11.

 Rates Applicable After Default.  Notwithstanding anything to the contrary contained in Section 2.6 or 2.7, during the continuance of a Default or Unmatured Default, no Advance may be made as or converted into a Eurodollar Advance and each existing Eurodollar Loan shall, upon the expiration of the Interest Period in effect with respect to each such Eurodollar Loan, be automatically converted to a Floating Rate Loan.  In addition, during the continuance of a Default (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period at the highest Applicable Margin plus 4% per annum, and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate at the highest Applicable Margin plus 4%.

Section 2.12.

Repayment of Loans; Evidence of Debt.

(i)

Each Borrower hereby jointly, severally and unconditionally promises to pay (a) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender to Borrower on the Facility Termination Date, and (b) to the Swingline Lender the then unpaid principal amount of each Swingline Loan to Borrower on the earlier of (x) the Facility Termination Date and (y) thirty days after the date on which each such Swingline Loan is advanced.

(ii)

All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Section 12.14, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to Borrower, by noon (Columbus, Ohio time) on the date when due and shall (except in the case of the payment of Obligations relating to Swingline Loans which are required to be paid to the Swingline Lender) be applied ratably by the Administrative Agent among the Lenders.  Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Section 12.14 or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender.  The Administrative Agent is hereby authorized to charge the account of Borrower maintained with Administrative Agent for each payment of principal and/or interest, and fees, as any of the same becomes due hereunder.

(iii)

Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal, interest and fees payable and paid to such Lender from time to time hereunder.

(iv)

The Administrative Agent shall also maintain accounts in which it will record (a) the amount of each Loan made hereunder, the Borrower, the Class and Type thereof, and, as applicable, the Interest Period with respect thereto, (b) the amount of any principal or interest or fees due and payable or to become due and payable from Borrower to each Lender hereunder, (c) the amount of any sum received by the Administrative Agent hereunder from Borrower and each Lender's share thereof.  The Administrative Agent or any Lender may, if the Administrative Agent or any Lender so elects in connection with any transfer of its Loans or enforcement of this Agreement or any Note, endorse on a schedule forming a part hereof or a Note appropriate notation to evidence the foregoing information with respect to the principal and interest then outstanding.

(v)

The entries maintained in the accounts maintained pursuant to paragraphs (iii) and (iv) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Obligations in accordance with the terms and provisions hereof.

(vi)

Any Lender may request that its Loans of any Class be evidenced by a promissory note (a "Note"). In such event, the Administrative Agent shall prepare and Borrower shall execute and deliver to such Lender a Note payable to the order of such Lender.  Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 11.3) be represented by one or more Notes payable to the order of the payee named thereon or any assignee pursuant to Section 11.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (iii) and (iv) above.

Section 2.13.

Telephonic Notices.  Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Classes and Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of Borrower Representative, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically.  Borrower Representative agrees to deliver promptly to the Administrative Agent a written confirmation signed by an Authorized Officer if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

Section 2.14.

Interest Payment Dates; Interest and Fee Basis.  Interest accrued on each Floating Rate Advance (other than Swingline Loans) and on each Eurodollar Advance having a one (1) day Interest Period shall be payable on each Payment Date and at maturity.  Interest accrued on each Swingline Loan shall be payable on the day that such Swingline Loan is required to be repaid.  Interest accrued on each Eurodollar Advance having an Interest Period of one (1), two (2) or three (3) months shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity.  Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period and on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity.  Commitment fees and interest with respect to each Eurodollar Loan shall be calculated for actual days elapsed on the basis of a 360-day year.  Interest with respect to each Floating Rate Loan shall be calculated for actual days elapsed on the basis of a 365-day year.  Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Columbus, Ohio time).  If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

Section 2.15.

Notification of Advances, Interest Rates, Prepayments and Commitment Reductions or Increases.  Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Revolving Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Prime Rate, Eurodollar Base Rate with respect to Eurodollar Advances having a one (1) day Interest Period, or the Federal Funds Effective Rate, as applicable.

Section 2.16.

Lending Installations  Each Lender and the Swingline Lender may book its Loans at any Lending Installation selected by such Lender or the Swingline Lender, as the case may be, and may change its Lending Installation from time to time.  All terms of this Agreement shall apply to any such Lending Installation and the Loans and any Notes issued hereunder shall be deemed held by each Lender and the Swingline Lender, as the case may be, for the benefit of any such Lending Installation.  Each Lender and the Swingline Lender may, by written notice to the Administrative Agent and Borrower Representative in accordance with Section 12.14, designate replacement or additional Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made.

Section 2.17.

Non-Receipt of Funds by the Administrative Agent.  Unless Borrower Representative or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan, or (ii) in the case of Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made.  The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended ultimate recipient in reliance upon such assumption.  If such Lender or Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the ultimate recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan, or (y) in the case of payment by Borrower, the interest rate applicable to the relevant Loan.

Section 2.18.

Replacement of Lender.  If Borrower is required pursuant to Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 (any Lender so affected an "Affected Lender"), Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender as of such date and to comply with the requirements of Section 11.3 applicable to assignments, and (ii) Borrower shall pay to such Affected Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Lender by Borrower hereunder to and including the date of assumption, including payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5.

ARTICLE III

Yield Protection; Taxes

Section 3.1.

Yield Protection.  If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender, or applicable Lending Installation, with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(i)

subjects any Lender, or any applicable Lending Installation, to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its Eurodollar Loans or participations therein, or

(ii)

imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

(iii)

imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation, of making, funding or maintaining its Eurodollar Loans, or reduces any amount receivable by any Lender or any applicable Lending Installation, in connection with its Eurodollar Loans or participations therein, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Eurodollar Loans or participation therein held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation, as the case may be, of making or maintaining its Eurodollar Loans or to reduce the return received by such Lender or applicable Lending Installation, as the case may be, in connection with such Eurodollar Loans, the Commitment or participations therein, then, within 15 days of demand by such Lender, Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

Section 3.2.

Changes in Capital Adequacy Regulations.  If a Lender determines the amount of capital required or expected to be maintained by such Lender or any Lending Installation, or any corporation controlling such Lender, is increased as a result of a Change (defined below), then, within fifteen (15) days of demand by such Lender, Borrower shall pay such Lender the amount necessary (without any premium or penalty thereon or otherwise with respect thereto) to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Outstanding Revolving Credit Exposure or its Revolving Commitment to make Revolving Loans, as the case may be (after taking into account such Lender's policies as to capital adequacy).  "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (defined below), or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender.  "Risk-Based Capital Guidelines" means the risk-based capital guidelines in effect in the United States for federally insured financial institutions on the date of this Agreement, including transition rules.

Section 3.3.

Availability of Types of Advances.  If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Administrative Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4 (without any premium or penalty thereon or otherwise with respect thereto).

Section 3.4.

Funding Indemnification.  If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by Borrower for any reason other than default by the Lenders, Borrower will indemnify each Lender for any reasonable and properly documented loss or cost incurred by it resulting therefrom, including any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance (without any premium or penalty thereon or otherwise with respect thereto).

Section 3.5.

Taxes.

(i)

All payments by Borrower to or for the account of any Lender, the Swingline Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes.  If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the Swingline Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, the Swingline Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) Borrower shall make such deductions, (c) Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within thirty (30) days after such payment is made.

(ii)

In addition, Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note ("Other Taxes").

(iii)

Borrower hereby agrees to indemnify the Administrative Agent, the Swingline Lender and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent, the Swingline Lender, or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.  Payments due under this indemnification shall be made within 15 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 3.6.

(iv)

Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

(v)

If the U.S. Internal Revenue Service or any other governmental authority of the U.S. or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent).  The obligations of the Lenders under this Section 3.5(v) shall survive the payment of the Obligations and termination of this Agreement.

Section 3.6.

Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the reasonable judgment of such Lender, disadvantageous to such Lender.  Each Lender shall deliver a written statement to Borrower Representative (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5.  Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error.  Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded each Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether or not that is in fact the case, and any amounts owing by Borrower to any Lender under such Sections shall not be deemed unreasonable or not properly documented as a result of whether or not any Lender funded any Eurodollar Loan in such manner.  Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by Borrower of such written statement.  The obligations of Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive for 180 days following the later of (i) the payment of the Obligations and termination of this Agreement, and (ii) the date that the event giving rise to the obligation occurs (provided that if the event giving rise to the obligation is retroactive, then such 180 day period shall be extended to include the period of retroactive effect).

ARTICLE IV

Conditions Precedent

Section 4.1.

Effective Date; Initial Credit Extension

(i)

This Credit Agreement and the obligations of the Lenders to make Loans and of the Swingline Lender to make Swingline Loans hereunder shall not become effective until the date on which each of the following conditions are satisfied:

(a)

Borrower shall have furnished to the Administrative Agent, with sufficient copies for the Lenders:

(1)

All documents, instruments, agreements and other items as set forth in the Externally Prepared Commercial Loan Documentation Checklist prepared by Administrative Agent's counsel setting forth the required closing documentation attached hereto as Exhibit F (the "Closing Agenda").

(2)

Such other documents and items as any Lender or its counsel may have reasonably requested.

(b)

Borrower shall have paid to the Administrative Agent, for its own account, all fees and other amounts owing to Administrative Agent.

(c)

Simultaneously with the first Advance, Borrower shall have (i) paid in full all Indebtedness except to the extent any of the same constitutes Permitted Indebtedness hereunder, and (ii) terminated any commitment to extend further credit and/or additional loans under any agreement other than this Agreement and agreements in connection with Permitted Indebtedness.

(d)

The Administrative Agent shall have received the executed legal opinion of counsel to Borrower, in favor of the Lenders, Swingline Lender and Administrative Agent, in substantially the form attached hereto as Exhibit A.

(ii)

The Administrative Agent shall notify Borrower Representative and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Section 4.2.

Each Credit Extension. The obligation of each Lender to make a Loan on the occasion of any Advance and of the Swingline Lender to make a Swingline Loan on the occasion of any Swingline Advance is subject to the satisfaction of the following conditions:

(i)

There exists no Default or Unmatured Default.

(ii)

The representations and warranties contained in Article V are true and correct in all material respects as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

(iii)

All legal matters incident to the making of such Credit Extension shall be satisfactory to the Lenders and their counsel.

Each Borrowing Notice with respect to each such Credit Extension shall constitute a representation and warranty by Borrower that the conditions contained in Sections 4.2(i)-(ii) have been satisfied.

ARTICLE V

Representations And Warranties

Each Borrower represents and warrants to the Lenders that:

Section 5.1.

Existence and Standing.  Borrower and its Subsidiaries is a corporation, or (in the case of Subsidiaries only) partnership or limited liability company, duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

Section 5.2.

Authorization and Validity.  Borrower has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder.  The execution and delivery by Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of Borrower, as applicable, enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

Section 5.3.

No Conflict; Government Consent.  Neither the execution and delivery by Borrower of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower, or any of its respective Subsidiaries or (ii) Borrower's, or any of its respective Subsidiaries', articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which Borrower, or any of its respective Subsidiaries is a party or is subject, or by which any of them, or their Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of Borrower, or any of its respective Subsidiaries of any of them pursuant to the terms of any such indenture, instrument or agreement.  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by Borrower, or any of its Subsidiaries, is required to be obtained in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

Section 5.4.

Financial Statements.  The December 31, 2006, and  March 31, 2007, consolidated financial statements of Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with Agreement Accounting Principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

Section 5.5.

Material Adverse Change.  Since December 31, 2006, there has been no change in the business, Property, condition (financial or otherwise) or results of operations of Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

Section 5.6.

Taxes.  Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Borrower or any of its Subsidiaries, except such taxes, if any, which are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles.  No tax liens have been filed and no claims are being asserted with respect to any such taxes except with respect to taxes which are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principals.  The charges, accruals and reserves on the books of Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.  If Borrower or any of its Subsidiaries is a limited liability company, each such limited liability company qualifies for partnership tax treatment under United States federal tax law.

Section 5.7.

Litigation and Contingent Obligations.  Except as set forth on Schedule 5.7, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions.  Other than any liability incident to any litigation, arbitration or proceeding which (i) could not reasonably be expected to have a Material Adverse Effect or (ii) is set forth on Schedule 5.7, Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

Section 5.8.

Subsidiaries.  Schedule 5.8 contains an accurate list of all Subsidiaries of Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by Borrower or other Subsidiaries.  All of the Outstanding Shares of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

Section 5.9.

ERISA.  The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed an amount which could reasonably be expected to have a Material Adverse Effect.  Neither Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in the aggregate in excess of an amount which could reasonably be expected to have a Material Adverse Effect.  Except as could not reasonably be expected to have a Material Adverse Effect, each Single Employer Plan complies with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Single Employer Plan, neither Borrower nor any other member of the Controlled Group has withdrawn from any Multiemployer Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

Section 5.10.

Accuracy of Information.  No information, exhibit or report furnished by Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents (i) contained any material misstatement of fact, or (ii) omitted to state any fact necessary to make the statements contained therein not materially misleading.

Section 5.11.

Federal Reserve Regulations.  Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

Section 5.12.

Material Agreements.  Neither Borrower nor any of its Subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect.  Neither Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement (including, without limitation, any agreement or instrument evidencing or governing Indebtedness) to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

Section 5.13.

Compliance With Laws.  Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Properties except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

Section 5.14.

Properties.

(i)

Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all of the Property material to its business (including its real properties), free and clear of all Liens, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and Permitted Liens.

(ii)

Borrower and its Subsidiaries has complied with all material obligations under all leases to which it is a party and that are material to Borrower and its Subsidiaries taken as a whole and all such leases are in full force and effect.  Each of Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under all their respective material leases under which a Borrower or any such Subsidiary is a lessee.

(iii)

Borrower and its Subsidiaries owns, or is licensed or otherwise permitted to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(iv)

Schedule 5.14 sets forth the address of each real property that is owned or leased by Borrower or any of its Subsidiaries as of the Effective Date.

(v)

As of the Effective Date, neither Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any of its real properties or any sale or disposition thereof, in lieu of condemnation. Neither any of Borrower's or its Subsidiaries' real properties, nor any interest therein, is subject to any third party right of first refusal, option or other contractual right to purchase such real property or interest therein.

Section 5.15.

Environmental Matters. In the ordinary course of its business, the officers of Borrower consider the effect of Environmental Laws on the business of Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to Borrower due to Environmental Laws.  On the basis of this consideration, except for liability which may arise under insurance policies written in the ordinary course of Borrower's or any Subsidiary's insurance business, Borrower has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect.  Except as provided on Schedule 5.15, neither Borrower nor any of its Subsidiaries has received any written notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

Section 5.16.

Investment Company Act.  Neither Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

Section 5.17.

Public Utility Holding Company Act.  Neither Borrower nor any of its  Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

Section 5.18.

 Insurance.  The certificate (substantially in the form attached as Schedule 5.19) signed by the President or Chief Financial Officer of Borrower, that attests to the existence and adequacy of, and summarizes, the property and casualty insurance program carried by Borrower with respect to itself and its Subsidiaries and that has been furnished by Borrower to the Administrative Agent and the Lenders, is complete and accurate.  This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, and deductibles.  The policies contain standard exclusions and copies of policies will be furnished to Lenders or Administrative Agent promptly upon request.  This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

Section 5.19.

Solvency.

(i)

Immediately after the consummation of the transactions to occur hereunder and immediately following the making of each Loan, if any, made on the date hereof and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

(ii)

Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

Section 5.20.

Labor Matters.  As of the Effective Date, there are no strikes, lockouts or slowdowns against Borrower or any of its Subsidiaries pending or, to the knowledge of Borrower, threatened. The hours worked by and payments made to employees of Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where any such violations, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Effect. All material payments due from Borrower or any of its Subsidiaries, or for which any claim may be made against Borrower or any such Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Borrower or such Subsidiary. The consummation of the transactions contemplated hereby will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Borrower or any of its Subsidiaries is bound.

Section 5.21

Intellectual Property.  Borrower and its Subsidiaries owns, is licensed to use or otherwise has the right to use, all intellectual property used in or necessary for the conduct of its business as currently conducted that is material to the condition (financial or other), business or operations of such Credit Party and its Subsidiaries.

ARTICLE VI

Covenants

During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

Section 6.1.

Financial Reporting.  Borrower will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with Agreement Accounting Principles, and furnish to the Administrative Agent:

(i)

Within forty-five (45) days each Fiscal Quarter-end, consolidated and consolidating unaudited prepared financial statements prepared in accordance with Agreement Accounting Principles, including a balance sheet and statements of income and surplus, certified by the Chief Financial Officer of CINF as fairly representing Borrower's financial condition as of the end of such period.

(ii)

Within one hundred twenty  (120) days of the end of each Fiscal Year, consolidated and consolidating audited financial statement prepared on the accrual basis in accordance with Agreement Accounting Principles by independent public accountants satisfactory to Administrative Agent in its reasonable discretion, containing a balance sheet, statements of income and surplus, statements of source and use of funds and reconciliation of capital accounts, along with the unqualified opinion of such accountants that such financial statements complies with Agreement Accounting Principles and fairly and accurately represents the financial condition of Borrower and its Subsidiaries with any management letters written by such accountants.

(iii)

Within one hundred twenty (120) days of the end of each Fiscal Year, a statement signed by Borrower's independent public accountants certifying that Borrower is in compliance with Section 6.16 of this Agreement and certifying to such other matters as Administrative Agent may reasonably require.

(iv)

Together with the deliveries required under Section 6.1(i), for each Fiscal Quarter-end, a compliance certificate in substantially the form of Exhibit B signed by the Chief Financial Officer of Borrower Representative showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

(v)

As soon as possible and in any event within ten (10) days after Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Officer, describing said Reportable Event and the action which Borrower proposes to take with respect thereto.

(vi)

As soon as possible and in any event within ten (10) days after receipt by Borrower, a copy of (a) any notice or claim to the effect that Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

(vii)

As soon as possible and in any event within ten (10) days after notice thereof, notice of all actions, suits, audits, inquiries, proceedings, notices of violations, investigations and/or other material actions before or by any governmental or public authority or body, or any subdivision thereof, including, without limitation, the Internal Revenue Service and/or the Securities Exchange Commission of the U.S., against Borrower or any Subsidiary, which could, in the opinion of an Authorized Officer of Borrower, if adversely determined, reasonably be expected to result in a Material Adverse Effect.

(viii)

Copies of any notices of default received from any holder of Indebtedness.

(ix)

Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by Borrower to stockholders generally and of each regular report and any registration statement or prospectus, filed by Borrower with the Securities and Exchange Commission or any other United States federal or state securities exchange, securities trading system or with any United States national stock exchange and one copy of each periodic report filed by Borrower with any other similar regulatory authority, in all cases without duplication; provided, however, that Borrower shall not be obliged to provide to the Agent and the Lenders routine reports which are required to be provided to any of the above-listed entities concerning the management of employee benefit plans, including, without limitation, stock purchases or the exercise of stock options made under any such employee benefit plan.

(x)

Together with the financial statements delivered pursuant to Section 6.1(i), a current list of all of the Subsidiaries of Borrower, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by Borrower or its Subsidiaries.

(xi)

Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request and that is capable of being obtained, produced or generated by Borrower or Guarantor or of which Borrower or Guarantor has knowledge.

Section 6.2.

Use of Proceeds.  Borrower will use the proceeds of the Revolving Loans for general corporate and working capital purposes.  Borrower will not, nor will it permit any of its Subsidiaries to, use any of the proceeds of the Advances to purchase or carry any Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

Section 6.3.

Notice of Default.  Borrower Representative will, and will cause each of its Subsidiaries to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

Section 6.4.

Conduct of Business.  Borrower will, and will cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in the jurisdiction of its organization and in each other jurisdiction in which its business is conducted, unless the failure to be so authorized to conduct business in each such other jurisdiction would not reasonably be expected to have a Material Adverse Effect.

Section 6.5.

Taxes.  Borrower will, and will cause each of its Subsidiaries to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.  At any time that Borrower or any of its Subsidiaries is organized as a limited liability company, each such limited liability company will qualify for partnership tax treatment under United States federal tax law.

Section 6.6.

Insurance.  Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies the Required Property Insurance Coverage and Required Public Liability Insurance Coverage, and Borrower will furnish to the Administrative Agent upon request full information as to the insurance carried.

Section 6.7.

Compliance with Laws.  Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including all Environmental Laws.

Section 6.8.

Maintenance of Properties.  Borrower will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except to the extent the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

Section 6.9.

Books and Records; Inspection.  Borrower will, and will cause each of its Subsidiaries to, (i) keep proper books of record and account in which full, true and correct entries in all respects are made for all dealings and transactions in relation to its business and activities, and (ii) permit the Administrative Agent and the Lenders, by their respective representatives and agents, with prior notice to Borrower to inspect any of the Property, books and financial records of Borrower and each of its Subsidiaries, to examine and make copies of the books of accounts and other financial records of Borrower and each such Subsidiary, and to discuss the affairs, finances and accounts of Borrower and each such Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times during Borrower's or such Subsidiary's normal business hours and at reasonable intervals as the Administrative Agent or any Lender may reasonably designate.

Section 6.10.

Indebtedness.  Borrower will not, nor will it permit any of its Subsidiaries, as applicable, to, create, incur or suffer to exist any unsecured short-term Indebtedness, except any or all of the following (collectively "Permitted Indebtedness"):

(i)

The Loans.

(ii)

Indebtedness existing on the date hereof and described in Schedule 2 and Indebtedness arising from refinancing of such Indebtedness.

(iii)

Indebtedness incurred after the date of this Agreement [not including Indebtedness described in Section 6.10(iv)] up to the maximum principal amount of $250,000,000 of such additional Indebtedness outstanding at any one time.

(iv)

Indebtedness arising under Rate Management Transactions related to the Loans.

(v)

Indebtedness between Borrowers, between Borrower and a Subsidiary of Borrower, and between Subsidiaries of Borrower.

Section 6.11.

Merger.  Borrower will not, nor will it permit any of its Subsidiaries to dissolve, liquidate, merge or consolidate with or into any other Person, except that a Subsidiary may merge into Borrower or a Wholly-Owned Subsidiary.

Section 6.12.

Sale of Assets.  Borrower will not, nor will it permit any of its Subsidiaries to, in one or any series of transactions, lease, sell or otherwise dispose of Property which, in the aggregate, constitutes a Substantial Portion of the Property of Borrower or any Subsidiary, to any other Person, except for (a) sales of Property in the ordinary course of business and (b) leases, sales or other dispositions of its Property to a Borrower or a Subsidiary of Borrower.

Section 6.13.

Liens.  Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, or suffer to exist (i) any Lien in, of or on the Property of Borrower or any of its Subsidiaries, or (ii) an agreement with any Person (other than Administrative Agent for the ratable benefit of the Lenders) which prohibits or restricts the granting of any such Lien in favor of the Administrative Agent for the ratable benefit of the Lenders, except any or all of the following (collectively, "Permitted Liens"):

(i)

Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

(ii)

Liens imposed by law, such as carriers', warehousemen's and mechanics' liens, landlord's liens, and other similar liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

(iii)

Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

(iv)

Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of Borrower or its Subsidiaries.

(v)

Liens existing on the date hereof and described in Schedule 2 and extensions, renewals and replacements thereof, provided that such extension, renewal or replacement Lien shall be limited to the property or asset covered by the Lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement Lien shall be in an amount not in excess of the amount or the obligation secured by the Lien so extended, renewed or replaced.

(vi)

Liens on Property securing Indebtedness, the proceeds of which were used to acquire such Property.

Section 6.14.

Transactions with Affiliates. Borrower shall not and shall not cause or permit its Subsidiaries to directly or indirectly enter into or permit to exist any transaction defined by Section 404(a) of Regulation S-K under the Securities Act of 1933 with any Affiliate or with any director or executive officer of CINF, except (a) as set forth on Schedule 6.14, (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower or any of its Subsidiaries and upon fair and reasonable terms which are no less favorable to any Borrower or any of its Subsidiaries than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate, (c) payment of reasonable compensation to officers for services actually rendered to any Borrower or any of its Subsidiaries, and (d) payment of reasonable compensation to directors; and (e) transactions approved by the audit committee of CINF.

Section 6.15.

Sale and Leaseback Transactions and other Off-Balance Sheet Liabilities.  Borrower will not, nor will it permit any of its Subsidiaries to, enter into or suffer to exist one or more (i) Sale and Leaseback Transactions, or (ii) any other transaction pursuant to which it incurs or has incurred Off-Balance Sheet Liabilities in excess of $25,000,000.

Section 6.16

Financial Covenants.

Section 6.16.1

Minimum Consolidated Net Worth.  Borrower will maintain at all times a Consolidated Net Worth of at least the sum of:

(a)

$5,446,400,000 (80% of $6,808,000,000), plus

(b)

the sum of 50% of Consolidated Net Income for each Fiscal Quarter ending after December 31, 2006 (but only to the extent that, in the case of any such Fiscal Quarter, Consolidated Net Income for such fiscal quarter is at least $1.00).

Minimum Consolidated Net Worth shall be calculated net of unrealized gains or losses in Borrower's or any Subsidiaries' portfolio of debt and equity investments.

Section 6.16.2

Maximum Leverage Ratio.  Borrower and its Subsidiaries shall have, at the end of each Fiscal Quarter, a Consolidated Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-month period then ended of not more than 20/100 to one (0.20:1.0).

Section 6.17

Acquisitions.  Borrower will not, nor will it permit any of its Subsidiaries to, make any Acquisition other than a Permitted Acquisition.

Section 6.18

Restrictions on Amendments and Fundamental Changes.  Borrower shall not and shall not cause or permit its Subsidiaries to directly or indirectly: (a) amend, modify or waive any term or provision of its certificate or articles of incorporation unless approved by its shareholders or required by law; (b) enter into any transaction of merger, amalgamation or consolidation except, upon not less than five (5) Business Days prior written notice to Administrative Agent, any wholly-owned Subsidiary of a Borrower may be merged or amalgamated with or into any other wholly-owned Subsidiary of such Borrower; or (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution).

Section 6.19

Fiscal Year and Accounting Changes.  Borrower shall not, and shall not permit its Subsidiaries to, change its Fiscal Year from December 31 or make any significant change (i) in accounting treatment and reporting practices except as required by Agreement Accounting Principles or (ii) in tax reporting treatment except as required by law.

Section 6.20

Syndication.  Borrower shall, and shall cause each of the Subsidiaries to, cooperate with the efforts of the Administrative Agent to syndicate the Loans and Commitment.

ARTICLE VII

Defaults

The occurrence of any one or more of the following events shall constitute a Default:

Section 7.1.

Material Misrepresentation.  Any representation or warranty made or deemed made by or on behalf of Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made.

Section 7.2.

Nonpayment.  Nonpayment within five (5) days after the same becomes due of principal of any Loan or interest due upon any Loan, or of any commitment fee, or other payment obligations under any of the Loan Documents.

Section 7.3.

Covenant Breach.  The breach by Borrower of any of the terms or provisions of Article VI; provided, however, that so long as (i) no breach by Borrower of any such terms or provisions of Article VI has occurred previously in the prior twelve (12) consecutive months, and (ii) such breach is not of the terms or provisions of Sections 6.2, 6.10, 6.11, 6.12, 6.13, 6.15, 6.16, 6.17, 6.18 and/or 6.19, then the same shall not constitute a Default hereunder if cured to the reasonable satisfaction of Administrative Agent within thirty (30) days after written notice to Borrower thereof from the Administrative Agent or any Lender.

Section 7.4.

Other Breach.  The breach by Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within thirty (30) days after (i) written notice to Borrower thereof from the Administrative Agent or any Lender or (ii) actual knowledge of Borrower or of any Subsidiary of such breach.

Section 7.5.

Other Indebtedness Default.  (i) Borrower or any of its Subsidiaries fails to pay when due or within any applicable grace period any principal or interest on Indebtedness having an individual amount in excess of $25,000,000 ("Material Indebtedness") or (ii) any breach or default of any Borrower or any of its Subsidiaries, or the occurrence of any condition or event, with respect to any Material Indebtedness, if the effect of such breach, default or occurrence is to cause or to permit the holder or holders thereof to cause Material Indebtedness to become or be declared due prior to its stated maturity.

Section 7.6.

Bankruptcy.  Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make a general assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

Section 7.7.

Receivership.  Without the application, approval or consent of Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for Borrower or any of its Subsidiaries or any Substantial Portion of its or their Property, or a proceeding described in Section 7.6(iv) shall be instituted against Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

Section 7.8.

Condemnation.  Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of Borrower and its Subsidiaries which, when taken together with all other Property of Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the 12-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

Section 7.9.

Outstanding Judgment.  One or more (i) judgments or orders for the payment of money, outside the ordinary course of its insurance business, in an amount in excess of $25,000,000 (or the equivalent thereof in currencies other than U.S. Dollars), or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, are entered against Borrower or any of its Subsidiaries, which judgment(s), in any such case, is/are not (i) stayed on appeal, (ii) otherwise being appropriately contested in good faith, or (iii) paid, bonded or otherwise discharged (including, without limitation, as a result of any insurance settlement or payment) within thirty (30) days after entry thereof.

Section 7.10.

Unfunded Plan Liabilities.  The Unfunded Liabilities of all Single Employer Plans shall in the aggregate exceed an amount which could reasonably be expected to have a Material Adverse Effect or any Reportable Event shall occur in connection with any Plan which could reasonably be expected to have a Material Adverse Effect.

Section 7.11.

Multiemployer Plan Withdrawal Liability.   Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds, or requires payment  per annum exceeding , an amount which could reasonably be expected to have a Material Adverse Effect.

Section 7.12.

Multiemployer Plan Reorganization.   Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount which could reasonably be expected to have a Material Adverse Effect.

Section 7.13.

Environmental Law Violation.  Borrower or any of its Subsidiaries shall violate any Environmental Law, which violation has a Material Adverse Effect.

Section 7.14.

Change of Control.  Any Change of Control shall occur.

Section 7.15.

Cross-Default.  The occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace or cure therein provided, and which could reasonably be expected to have a Material Adverse Effect.

Section 7.16.

Guaranty Default.  Any Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party (and any applicable grace period shall expire), or any Guarantor shall deny that it has any further liability under any Guaranty to which it is a party, or shall give notice to such effect.

ARTICLE VIII

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

Section 8.1.

Acceleration.

(i)

If any Default described in Section 7.6 or 7.7 occurs with respect to Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable and Borrower shall be and become unconditionally obligated to pay the same without any election or action on the part of the Administrative Agent or any Lender.  If any other Default occurs, the Required Lenders

(or the Administrative Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which Borrower hereby expressly waives.

(ii)

If, within thirty (30) days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to Borrower Representative, rescind and cancel such acceleration and/or termination.

Section 8.2.

Preservation of Rights.  No delay or omission of the Lenders, the Swingline Lender or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence.  Any single or partial exercise of any such right shall not preclude any other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 12.13, and then only to the extent in such writing specifically set forth.  All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the Swingline Lender and the Lenders until the Obligations have been paid in full.

ARTICLE IX

The Administrative Agent

Section 9.1.

Appointment; Nature of Relationship.  HNB is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Administrative Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents.  The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article IX.  Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents.  In its capacity as the Lenders' contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents.  Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

Section 9.2.

Powers.  The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto.  The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

Section 9.3.

General Immunity.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to Borrower or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

Section 9.4.

No Responsibility for Loans, Recitals, etc  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of Borrower or any Guarantor, if any, of any of the Obligations or of any of Borrower's or any such Guarantor's respective Subsidiaries.

Section 9.5.

Action on Instructions of Lenders.  The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.  The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.  The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 9.6.

Employment of Agents and Counsel.  The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.  The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent's duties hereunder and under any other Loan Document.

Section 9.7.

Reliance on Documents; Counsel.  The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

Section 9.8.

Administrative Agent's Reimbursement and Indemnification.  The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by Borrower for which the Administrative Agent is entitled to reimbursement by Borrower under the Loan Documents, (ii) for any other reasonable and properly documented expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including for any reasonable and properly documented expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent and (ii) any indemnification required pursuant to Section 3.5(v) shall, notwithstanding the provisions of this Section 9.8, be paid by the relevant Lender in accordance with the provisions thereof.  The obligations of the Lenders under this Section 9.8 shall survive payment of the Obligations and termination of this Agreement.

Section 9.9.

Notice of Default.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Administrative Agent has received written notice from a Lender or Borrower Representative referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default".  In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

Section 9.10.

Rights as a Lender.  In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity.  The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with Borrower or any of its Subsidiaries in which Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

Section 9.11.

Lender Credit Decision.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on the financial statements prepared by Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

Section 9.12.

Successor Administrative Agent.  The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five (45) days after the retiring Administrative Agent gives notice of its intention to resign.  The Administrative Agent may be removed at any time with or without cause by mutual agreement of the Required Lenders and Borrowers. Such removal shall be accomplished by a written notice to the Administrative Agent from the Required Lenders and Borrower, such removal to be effective on the date specified in such notice.  Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of Borrower and the Lenders, a successor Administrative Agent, which appointment shall be subject to the consent of Borrower as long as no Default has occurred and is continuing at the time of such appointment.  If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of Borrower and the Lenders, a successor Administrative Agent.  Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder.  If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders.  No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment.  Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent.  Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents.  After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article IX shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.  In the event that there is a successor to the

Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 9.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

Section 9.13.

Delegation to Affiliates.  Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates.  Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and XII.

Section 9.14.

Administrative Agent's Fees .  Borrowers agree to pay to the Administrative Agent, for its own account, the fees agreed to by Borrower and the Administrative Agent in the Summary Term Sheet dated May 30, 2007, executed by Borrower and Administrative Agent, or as otherwise agreed by Borrower and Administrative Agent from time to time.

ARTICLE X

Setoff; Ratable Payments

Section 10.1.

Setoff.  In addition to, and without limitation of, any rights of the Lenders under applicable law, if a Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of a Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

Section 10.2.

Ratable Payments.  If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Revolving Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Revolving Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Applicable Percentage of the Aggregate Outstanding Revolving Credit Exposure.  If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Applicable Percentages of the Aggregate Outstanding Revolving Credit Exposure.  In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

ARTICLE XI

Benefit Of Agreement; Assignments; Participations

Section 11.1.

Successors and Assigns.  The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of Borrowers and the Lenders and their respective successors and assigns, except that (i) a Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 11.3.  The parties to this Agreement acknowledge that clause (ii) of this Section 11.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 11.3.  The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 11.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person.  Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents.  Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

Section 11.2.

Participations.

11.2.1.

Permitted Participants; Effect.  Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Revolving Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents.  In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Revolving Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

11.2.2.

Voting Rights.  Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which forgives principal, interest, fees, or any Reimbursement Obligation, or reduces the interest rate or fees payable with respect to any such Credit Extension or Commitment, extends the Facility Termination Date, or postpones any date fixed for any regularly-scheduled payment of principal of or interest on any Loan in which such Participant has an interest, or any regularly-scheduled payment of fees on any such Credit Extension or Commitment.

11.2.3.

 Benefit of Setoff.  Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 10.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 10.1 with respect to the amount of participating interests sold to each Participant.  The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 10.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 10.2 as if each Participant were a Lender.

Section 11.3.

Assignments.

Section 11.3.1.

Permitted Assignments.  Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents.  Such assignment shall be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties hereto.  The consent of Borrower and the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that if a Default has occurred and is continuing, the consent of Borrower shall not be required.  Such consent shall not be unreasonably withheld or delayed.  Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 or (ii) the remaining amount of the assigning Lender's Revolving Commitment (calculated as at the date of such assignment) or Outstanding Revolving Credit Exposure (as applicable).

Section 11.3.2.

Effect; Effective Date.  Upon (i) delivery to the Administrative Agent of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit D (a "Notice of Assignment"), together with any consents required by Section 11.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent by Lender for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment.  The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Lender's Revolving Commitment and/or Outstanding Revolving

Credit Exposure under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA.  On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the Lender's Revolving Commitment and/or Outstanding Revolving Credit Exposure assigned to such Purchaser.  Upon the consummation of any assignment to a Purchaser pursuant to this Section 11.3.2, the transferor Lender, the Administrative Agent and Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Revolving Commitment and Outstanding Revolving Credit Exposure, as adjusted pursuant to such assignment.

Section 11.4.

Dissemination of Information.  Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee, provided that prior written notice of any such disclosure from any Lender or the Administrative Agent to Borrower is made, any and all information in such Lender's possession concerning the creditworthiness of Borrower and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section 12.10 of this Agreement.

ARTICLE XII

General Provisions

Section 12.1.

Survival of Representations.  All representations and warranties of Borrowers contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

Section 12.2.

Governmental Regulation.  Anything contained in this Agreement to the contrary notwithstanding, neither the Swingline Lender, nor any Lender shall be obligated to extend credit to Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

Section 12.3.

Headings.  Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

Section 12.4.

Entire Agreement.  The Loan Documents embody the entire agreement and understanding among Borrower, the Administrative Agent, the Swingline Lender and the Lenders and supersede all prior agreements and understandings among Borrower, the Administrative Agent, the Swingline Lender and the Lenders relating to the subject matter thereof other than the letter agreement described in Section 4.1(b).

Section 12.5.

Several Obligations of Lenders; Benefits of this Agreement.  The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such).  The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.  This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

Section 12.6.

Expenses; Indemnification.

(i)

Borrower shall reimburse the Administrative Agent for any reasonable and properly documented costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents.  Borrower also agrees to reimburse the Administrative Agent, the Swingline Lender and the Lenders for any reasonable and properly documented costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent, the Swingline Lender and the Lenders, which attorneys may be employees of the Administrative Agent, the Swingline Lender or the Lenders) paid or incurred by the Administrative Agent, the Swingline Lender or any Lender in connection with the collection and enforcement of the Loan Documents after a Default.

(ii)

Borrower hereby further agrees to indemnify the Administrative Agent, the Swingline Lender and each Lender, its directors, officers, employees and agents against all losses, claims, damages, penalties, judgments, liabilities and expenses (including all expenses of litigation or preparation therefor whether or not the Administrative Agent, the Swingline Lender or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a Final Judgment (defined below) to have resulted from the gross negligence or willful misconduct of the party seeking indemnification and except to the extent they have resulted solely from disputes between Lenders. "Final Judgment" means a judgment by a court of competent jurisdiction (i) which is non-appealable or (ii) with respect to which the defendant-Administrative Agent, Swingline Lender or Lender, as applicable, does not commence proceedings to appeal within the applicable period(s) provided for by law.  The obligations of Borrowers under this Section 12.6 shall survive the termination of this Agreement. Nothing contained in this Section 12.6(ii) shall be construed as requiring Borrowers to reimburse a Lender for costs, internal charges or other out-of-pocket expenses incurred by a Lender prior to a Default in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents, which reimbursement obligation is governed solely by Section 12.6(i).

Section 12.7.

Numbers of Documents.  All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

Section 12.8.

Severability of Provisions.  Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

Section 12.9.

Nonliability of Lenders.  The relationship between Borrower on the one hand and the Lenders, the Swingline Lender and the Administrative Agent on the other hand shall be solely that of borrower and lender.  Neither the Administrative Agent, the Swingline Lender nor any Lender shall have any fiduciary responsibilities to Borrower.  Neither the Administrative Agent, the Swingline Lender nor any Lender undertakes any responsibility to Borrowers to review or inform Borrowers of any matter in connection with any phase of Borrowers' business or operations.  Borrowers agree that neither the Administrative Agent, the Swingline Lender nor any Lender shall have liability to Borrowers (whether sounding in tort, contract or otherwise) for losses suffered by Borrowers in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a Final Judgment that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought.

Section 12.10.

Confidentiality.  Each Lender agrees, on behalf of itself and its Affiliates to whom a disclosure is made, to hold any confidential information which it may receive from Borrowers pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (vii) permitted by Section 11.4.

Section 12.11.

Nonreliance.  Each Lender hereby represents that it is not relying on or looking to any Margin Stock for the repayment of the Credit Extensions provided for herein.

Section 12.12.

Disclosure.  Borrowers and each Lender hereby acknowledge and agree that HNB and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with Borrowers and its Affiliates.

Section 12.13.

Amendments.  Subject to the provisions of this Section 12.13, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:

(i)

Extend the final maturity of any Loan to a date after the Facility Termination Date or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon.

(ii)

Reduce the percentage specified in the definition of Required Lenders.

(iii)

Extend the Facility Termination Date or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.3, or increase the amount of the Aggregate Revolving Commitment or the Revolving Commitment of any Lender hereunder, or permit Borrower to assign its rights under this Agreement.

(iv)

Amend this Section 12.13.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment of any provision relating to the Swingline Lender shall be effective without the written consent of the Swingline Lender.  The Administrative Agent may waive payment of the fee required under Section 11.3.2 without obtaining the consent of any other party to this Agreement.

Section 12.14.

Notices.  Except as otherwise permitted by Section 2.13 with respect to Borrowing Notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of a Borrower or the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender and the Swingline Lender, at its address or facsimile number set forth below its signature hereto or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and Borrowers in accordance with the provisions of this Section 12.14.  Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.

Section 12.15.

Change of Address.  Borrowers, the Administrative Agent, the Swingline Lender and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

Section 12.16.

Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart prior to or after the Closing Date.  This Agreement shall be effective when it has been executed by Borrowers, the Administrative Agent, the Swingline Lender and the Lenders and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action.

Section 12.17.

Choice Of Law.  The Loan Documents (other than those containing a contrary express choice of law provision) shall be construed in accordance with the internal laws (but without regard to the conflict of law principles) of the State of Ohio, but giving effect to federal laws applicable to national banks.

Section 12.18.

Consent To Jurisdiction.  Each Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Ohio state court sitting in Cincinnati, Ohio in any action or proceeding arising out of or relating to any Loan Documents and each Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.  Nothing herein shall limit the right of the Administrative Agent, the Swingline Lender or any Lender to bring proceedings against Borrower in the courts of any other jurisdiction.  Any judicial proceeding by Borrower against the Administrative Agent, the Swingline Lender or any Lender or any affiliate of the Administrative Agent, the Swingline Lender or any Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connected with any Loan Document shall be brought only in a court in Cincinnati, Ohio.

Section 12.19.

WAIVER OF JURY TRIAL.  EACH BORROWER, THE ADMINISTRATIVE AGENT, THE SWINGLINE LENDER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

Section 12.20.

Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 12.21.

Joint and Several Obligations of Borrower.  Each Borrower is jointly and severally liable with respect to the Obligations.

Section 12.22.

Borrower Representative.  Each Borrower hereby appoints Borrower Representative as its agent to act as specified herein and authorizes Borrower Representative to take such action and perform such duties on such Borrower's behalf as are specified in this Agreement and the other Loan Documents to be taken or performed by Borrower Representative, and to exercise such powers, take such actions and perform such duties as are reasonably incidental thereto.

Section 12.23.

Documentation Agent.  The Lender identified in this Agreement as a "Documentation Agent" shall have no right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.  Without limiting the foregoing, none of the Lenders shall have or be deemed to have a fiduciary relationship with any other Lender.

Section 12.24.

Patriot Act .  Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act") hereby notifies the Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Act. Borrower shall not (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Administrative Agent or any Lender from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower, or (b) fail to provide documentary and other evidence of any Borrower's identity as may be requested by Administrative Agent at any time to enable Administrative Agent to verify such Borrower's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

IN WITNESS WHEREOF, Borrower, the Lenders, the Administrative Agent and the Swingline Lender have executed this Agreement as of the date first above written.

CINCINNATI FINANCIAL CORPORATION

an Ohio corporation

BY:/s/Kenneth W. Stecher

       KENNETH W. STECHER,

       Chief Financial Officer and Executive Vice President

Address:

6200 South Gilmore Road

Fairfield, OH 45014-5141

Attn:

Chief Financial Officer

or for mail:

P.O. Box 145496

Cincinnati, OH 45250-5496

Attn:

Chief financial Officer

Telephone:

(513) 870-2626

FAX:

(513) 603-5700

CFC INVESTMENT COMPANY

an Ohio corporation

BY:/s/Kenneth W. Stecher

       KENNETH W. STECHER,

       Chief Financial Officer, Senior Vice President-Corporate

       Accounting and Secretary

Address:

6200 South Gilmore Road

Fairfield, OH 45014-5141

Attn:

Chief Financial Officer

or for mail:

P.O. Box 145496

Cincinnati, OH 45250-5496

Attn:

Chief financial Officer

Telephone:

(513) 870-2626

FAX:

(513) 603-5700

Cincinnati Financial - Credit Agreement - 2007

Commitments

Revolving Loans:  $75,000,000

THE HUNTINGTON NATIONAL BANK,

Swingline Loans:   $35,000,000

as Administrative Agent, Lender and

Swingline Lender

BY:/s/Andrew Franxman

        ANDREW FRANXMAN, Vice President

Address:

105 E. 4th Street, Suite 200A

Cincinnati, OH 45202

Attention:

Commercial Loan Department

Telephone:

(513) 762-1814

FAX:

(513) 762-1873

Revolving Loans: $25,000,000

USBANK,

as Lender

BY:/s/Christine L. Wagner

      CHRISTINE L. WAGNER,

      Vice President Corporate Banking

Address:

425 Walnut Street

Cincinnati, OH 45202

Attention:

Corporate Banking

Telephone:

(513) 632-2013

FAX:

(513) 632-2068

Revolving Loans: $25,000,000

LASALLE BANK NATIONAL ASSOCIATION,

as Lender

BY:/s/Shawn Masterson

Print Name:    Shawn Masterson

Title:       Assistant Vice President

Address:

312 Walnut Street

Suite 2200

Attention:

Cynthia Gray

Telephone:

(513) 929-3436

FAX:

(513) 929-0923

Revolving Loans: $25,000,000

THE NORTHERN TRUST COMPANY,

as Lender

BY:/s/Chris McKean

Print Name:  Chris McKean

Title:  Vice President

Address:

50 South LaSalle Street

Chicago, IL 60675

Attention:

___________________________

Telephone:

___________________________

FAX:

___________________________

PRICING SCHEDULE

APPLICABLE MARGIN*	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Eurodollar Rate for Revolving Loans	25 bps	29 bps	33 bps	37 bps
Floating Rate for Revolving Loans	0 bps	0 bps	0 bps	0 bps
APPLICABLE FEE RATE*	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Utilization Fee	5 bps	5 bps	5 bps	7 bps
Commitment Fee	6 bps	7 bps	8 bps	10 bps

*In basis points

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

"Level I Status" exists at any date if, on such date, CINF's Moody's Rating is A1 or better or CINF's S&P Rating is A+ or better.

"Level II Status" exists at any date if, on such date, (i) CINF has not qualified for Level I Status and (ii) CINF's Moody's Rating is A2 or better or CINF's S&P Rating is A or better.

"Level III Status" exists at any date if, on such date (i) CINF has not qualified for Level I Status or Level II Status and (ii) CINF's Moody's Rating is A3 or better or CINF's S&P Rating is A- or better.

"Level IV Status" exists at any date if, on such date (i) CINF has not qualified for Level I Status, Level II Status or Level III Status and (ii) CINF's Moody's Rating is Baa1 or better or Borrower's S&P Rating is BBB+ or better.

"Moody's Rating" means, at any time, the rating issued by Moody's Investors Service, Inc. and then in effect with respect to CINF's senior unsecured long-term debt securities without third-party credit enhancement.

"S&P Rating" means, at any time, the rating issued by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and then in effect with respect to CINF's senior unsecured long-term debt securities without third-party credit enhancement.

"Status" means either Level I Status, Level II Status, Level III Status or Level IV Status.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on CINF's Status as determined from its then-current Moody's and S&P Ratings. Any change in the credit rating (other than as a result of a change in the rating system) for the purposes of this Schedule will take effect at the close of business on the second Business Day after it is first announced by the applicable rating agency. If at any time CINF has no Moody's Rating or no S&P Rating, Level IV Status shall exist, provided that if either S&P or Moody's shall no longer provide debt ratings for companies in CINF's industry generally, CINF may substitute for either such rating organization another nationally recognized statistical rating organization, the corresponding ratings of which shall be used to determine CINF's Status. If CINF is split-rated and the ratings differential is one level, the higher rating will apply. If CINF is split-rated and the ratings differential is two levels, the intermediate rating at the midpoint will apply. If CINF is split-rated and the ratings differential is more than two levels, the rating that is one level above the lowest rating will apply.

SCHEDULE 1

SUBSIDIARIES AND OTHER INVESTMENTS

(See Sections 6.13)

Cincinnati Financial Corporation Investment In	Jurisdiction of Organization	Amount of Investment (3/31/07)	Percent Ownership
The Cincinnati Insurance Company and subsidiaries (all domiciled in Ohio and 100% owned by The Cincinnati Insurance Company): The Cincinnati Casualty Company The Cincinnati Indemnity Company The Cincinnati Life Insurance Company	Ohio	$5,271,885,949	100%
CFC Investment Company	Ohio	$34,820,856	100%
CinFin Capital Management Company	Ohio	$7,932,497	100%

SCHEDULE 2

INDEBTEDNESS AND LIENS

(See Section 6.13)

Indebtedness Incurred By:	Indebtedness Owed To:	Property Encumbered	Maturity	Amount of Indebtedness (3/31/07)

Cincinnati Financial Corporation	6.125% Senior Debentures	None	Nov - 2034	$371,310,729
Cincinnati Financial Corporation	6.90% Senior Debentures	None	May - 2028	27,664,062
Cincinnati Financial Corporation	6.92% Senior Debentures	None	May - 2028	391,980,657

CFC Investment Company	PNC Bank, N.A.[1]	None	June - 2007	49,000,000

1 Effective 6/30/07, the unsecured line of credit from PNC Bank, N.A. was renewed for a one-year term with a limit of $50,000,000, reduced from $75,000,000.

SCHEDULE 5.7

LITIGATION AND CONTINGENT OBLIGATIONS

Hofmeister v. The Cincinnati Insurance Company, Case No. 2004-CA-002296-MR, (Kentucky Court of Appeals) (Allegations of bad faith litigation conduct and related torts.)	$20,000,000 judgment on appeal

Bemis v. The Cincinnati Insurance Company, Case No. 05-L178 (Third Judicial Circuit Madison County, Illinois)

Plaintiff is a provider of chiropractic services which alleges that insurers’ use of repricing vendors to review chiropractic bills in workers compensations claims to aid in the determination of what charges are reasonable and necessary is improper, in violation of Illinois Fair Trade Practices and other statutes.  Plaintiff is seeking class action certification of its Complaint.

Potential damages are uncertain.  Should the complaint ultimately be certified as a class action and should the use of vendors by insurers to determine the reasonableness and necessity of chiropractic charges be deemed actionable, potential damages could be material.

SCHEDULE 5.8

SUBSIDIARIES OF BORROWER

Cincinnati Financial Corporation Investment In	Jurisdiction of Organization	Amount of Investment (3/31/07)	Percent Ownership
The Cincinnati Insurance Company and subsidiaries (all domiciled in Ohio and 100% owned by CIC): The Cincinnati Casualty Company The Cincinnati Indemnity Company The Cincinnati Life Insurance Company	Ohio	$5,271,885,949	100%
CFC Investment Company	Ohio	$34,820,856	100%
CinFin Capital Management Company	Ohio	$7,932,497	100%

SCHEDULE 5.14

ADDRESSES OF REAL PROPERTY

OWNED OR LEASED BY BORROWER

SCHEDULE 5.16

ENVIRONMENTAL MATTERS

None.

SCHEDULE 5.19

INSURANCE SUMMARY

AND CERTIFICATION

The undersigned Chief Financial Officer and Executive Vice President of Cincinnati Financial Corporation, as Borrower Representative, being first duly cautioned and sworn, deposes and makes the following statements for the express purpose of inducing The Huntington National Bank, as Administrative Agent for the benefit of the Lenders under that certain Credit Agreement among Cincinnati financial Corporation and CFC Investment Company (collectively "Borrower"), Administrative Agent, the Lenders from time to time party thereto, and the Swingline Lender thereunder to extend credit to Borrower:

1.

Borrower carries the property and casualty insurance with respect to itself, its Subsidiaries, and their respective businesses, described and summarized on the attached Exhibit A.

2.

The insurance described on Exhibit A is adequate in all manner, including, without limitation, in type and amount of coverage for Borrower and its Subsidiaries.

The undersigned is not now under any legal disability and is properly authorized to give the foregoing statement, and Borrower, as well as the undersigned, shall be bound by this affidavit.

__________________________________

KENNETH W. STECHER

STATE OF

)

) SS:

COUNTY OF

)

BEFORE ME, a Notary Public in and for said County, personally appeared Kenneth W. Stecher, the Chief Financial Officer and Executive Vice President of Cincinnati Financial Corporation, an Ohio corporation, who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed of said corporation and the free act and deed of him personally and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at _____________________, this ____ day of _____________________________, 20__.

_________________________________

Notary Public

CINCINNATI FINANCIAL CORP SUBSIDIARIES PREMISES

PROPERTY and MISC. COVERAGE SCHEDULE

To reflect change in property values as of 1-1-07:

CPP 042 50 00

CPP 086 15 65

BUILDING/LOCATION

REPLACEMENT

90% COINS

REPLACEMENT

             90% COINS

      COST

        COST

6200 S. Gilmore *

    $112,800,00                      101,520,000

6200 S. Gilmore - Maintenance Building

    $      896,802

$   807,122

6200 S. Gilmore- Salt Storage Building

    $      200,000

$   180,000

6120 S. Gilmore

$ 12,600,000

$11,340,000

100 Tri-County Pkwy

$ 14,668,500

$13,201,650

Dwelling - LaPorte, IN

$      207,442

$      186,698

Dwelling - Peru, IN

$      195,745

$      176,171

Dwelling - Rockdale, GA

$      182,750

$      164,475

Dwelling – Greendale, WI

$      235,321

$      211,789

Total

$28,089,758

$ 25,280,783

SCHEDULED LOCATION:

8685 Winton Road Cinti, OH 45231

$3,629,000

(Vacant building )

CONTENTS/LOCATION:

6200 S. Gilmore

$22,007,038

$19,806,334

6200 S. Gilmore – maintenance building

$       20,000

$       18,000

6120 S. Gilmore

$  1,554,630

$  1,399,167

100 Tri-County Pkwy

$     449,915

$     404,924

234 Circle Freeway

$  2,760,540

$  2,484,486

236 Circle Freeway

$     245,648

$     221,083

Contents at Florida Apartments

$     152,000

$     136,800

Total

$5,162,733

$4,646,460

BLANKET VALUES # 042 50 00: BUILDING: 25,280,783; CONTENTS: $4,646,460.

SCHEDULED VALUES UNDER CPP 086 15 65

BUILDERS RISK# CAP 583 47 47: VALUES: $100,391,000*

CPP 042 50 00

CPP 086 15 65

RENTAL COVERAGE	12 MOS Values	INSURED	12 MOS. Values	INSURED
		VALUES		VALUES
		w/ 1/6th limit		w/ 1/6th limit
6200 S. Gilmore			$ 11,750,000	$ 5,875,000
6120 S. Gilmore	$ 1,350,000	$ 675,000
100 Tri-County Pkwy	$ 575,000	$ 287,500

CINCINNATI FINANCIAL CORP SUBSIDIARIES PREMISES

(CONTINUED)

CPP 042 50 00

CPP 086 15 65

EXTRA EXPENSE

6200 S. Gilmore (40-80-100%)

   $ 50,000,000

6120 S. Gilmore (40-80-100%)

$    1,000,000

234 & 236 Circle Freeway (40-80-100%)

$    2,000,000

BLANKET @   $   3,000,000

DATA PROCESSING COVERAGE- ALL written with 100% coinsurance

CPP 042 50 00

      CPP 086 15 65

6200 S. Gilmore

$  41,117,500

6120 S. Gilmore,warehouses, legal and WC offices

$    12,757,466

Blanket Equipment

$  12,757,466

$41,117.500

EDP Extra Expense (40-80-100%)

$    1,500,000

$  1,500,000

VALUABLE PAPERS

Scheduled as follows:

6200 South Gilmore –North & South Tower

 $  9,000,000

6120 S Gilmore

$     1,625,000

234-236 Circle Freeway

$      5,875,000

Max per location on file $125,000 for total

 of $1,425,000 blanket limit (legal offices, w.c. offices, etc.)

$    1,425,000

EARTHQUAKE ($500,000 Deductible)

$    33,529,000

full earthquake

TERRORISM

  INCL.

INCL.

FA244) EQUIPMENT BREAKDOWN

Included

Included

FLOOD

$10,000,000 Occ

$10,000,000 Occ

$100,000 Deductible

$10,000,000 Agg.

$10,000,000 Agg

COMMERCIAL ARTICLES

    Fine Arts at 6200 S. Gilmore, $2,500 ded.

   $ 1,070,181

     6120 S. Gilmore, legal and WC offices, warehouse

      $   167,000

EMPLOYMENT PRACTICES LIABILITY

$ 10,000,000 Per Wrongful Act

n/a

Claims Made Coverage, Deductible $50,000

$  10,000,000 Per Aggregate

20% Coinsurance

CINCINNATI FINANCIAL CORP SUBSIDIARIES PREMISES

(CONTINUED)

	CPP 042 50 00	CPP 086 15 65

NURSES PROFESSIONAL (2 nurses)	$ 500,000 Each Medical Incident	n/a
$ 500,000 Aggregate Limit

INSURANCE AGENTS E & O (1 agent)	$ 1,000,000 Each Claim	n/a
(plus notary public)	$ 1,000,000 Aggregate

CONTRACTORS EQUIPMENT (MA508)	$ 267,873	n/a
$2,500 ded.- Maintenance Equipment

GENERAL FLOATER (MA502)	$ 32,965	n/a
$2,500 ded. – loss docimeters for Loss Control

MORTGAGE INTEREST (FA 502)	$ 3,000,000 Coverage A. per mortgage	n/a
$10,000,000 per occurrence
$10,000,000 Coverage C per occurrence

REGISTERED MAIL	$100,000/200,000	n/a

*BUILDERS RISK- UNDER SEPARATE POLICY: CAP 583 47 47  (4-11-05 TO 10-11-08)

LIMITS:

$97,391,000 WITH $50,000 DEDUCTIBLE ;

$3,000,000 SOFT COSTS WITH 30 DAY DED.

$ 1,000,000 COVERED PROPERTY IN TRANSIT

$ 1,000,000 COVERED PROPERTY AT UNSCHEDULED STORAGE LOCATIONS

COVERAGE TO INCLUDE:

$10,000,000 FLOOD WITH $100,000 DEDUCTIBLE

$ 1,000,000 GROUND WATER WITH $100,000 DEDUCTIBLE

$ EARTHQUAKE SUBLIMIT 66,145,310 WITH $500,000 DEDUCTIBLE

$ EQUIPMENT BREAKDOWN (ma230) INCL.

TERRORISM COVERAGE INCLUDED

SCHEDULE 6.14

TRANSACTIONS WITH AFFILIATES

None, other than:

1)

transactions in the ordinary course of and pursuant to the reasonable requirements of Borrower or any of its Subsidiaries and upon fair and reasonable terms than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate;

2)

payment of reasonable compensation to officers for services actually rendered to any Borrower or any of its Subsidiaries;

3)

payment of reasonable compensation to directors; and

4)

transactions approved by the audit committee of Cincinnati Financial Corporation

EXHIBIT A

FORM OF BORROWER OPINION

[On letterhead of Borrower counsel, date to be determined]

The Administrative Agent,

The Swingline Lender and the Lenders

Party to the Credit Agreement referred to below

RE:

Credit Agreement among Cincinnati Financial Corporation and CFC Investment Company, the Lenders party thereto and The Huntington National Bank, as Administrative Agent and Swingline Lender

Ladies and Gentlemen:

We have acted as counsel to Cincinnati Financial Corporation and CFC Investment Company (collectively “Borrower”), both Ohio corporations, in connection with the Credit Agreement of even date herewith (the “Credit Agreement”) among Borrowers, the Lenders party thereto and The Huntington National Bank, as Administrative Agent (the “Administrative Agent”), and as Swingline Lender.  This opinion is furnished to you pursuant to Section 4.1(i)(d) of the Credit Agreement.  Capitalized terms used in this opinion that are defined in the Credit Agreement have the meanings set forth in the Credit Agreement, unless otherwise defined herein.

In connection with this opinion, we have examined originals or certified, conformed or reproduction copies of, and have relied upon the accuracy of, without independent verification or investigation, the following:

(a)

the Credit Agreement;

(b)

the Notes;

(c)

the Articles of Incorporation of Borrower (the "Articles of Incorporation") certified to us by an officer of Borrower as being complete and in full force and effect as of the date of this opinion;

(d)

the Code of Regulations of Borrower (the “Code of Regulations”) certified to us by an officer of Borrower as being complete and in full force and effect as of the date of this opinion; and

(e)

a certificate of an officer of each of the Obligors as to certain factual matters (as to each Obligor, the “Certificate” of such Obligor).

We have also examined the originals or certified, conformed or reproduction copies of, and have relied upon the accuracy of, without independent verification or investigation, such other records, agreements, instruments and documents as we have deemed necessary or relevant as the basis for our opinion.  The documents referenced in clauses (a) through (c) above are referred to herein as the “Loan Documents”.

In our examination, we have assumed the genuineness of all signatures of parties to the Loan Documents other than Borrower, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies.

In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter (except, to the extent set forth in the opinions expressed below, as to Borrower), that such documents have been duly authorized by, have been duly executed and delivered by, and constitute the legal, valid, binding and enforceable obligations of, all of the parties to such documents; all signatories to such documents have been duly authorized; and all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate, limited liability company, partnership or other) to execute, deliver and perform such documents.

Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge, we are referring to the actual knowledge of the attorneys in our firm who have represented Borrower in connection with the transactions contemplated by the Loan Documents, and who have represented Borrower in connection with ongoing legal matters generally.  Except for the examinations and inquiries recited herein, we have not undertaken any independent investigation to determine the existence or absence of any facts, and no inference as to our knowledge concerning such facts should be drawn.  Without limiting the generality of the foregoing, we have made no examination of the character, organization, activities or authority of any party other than Borrower to any of the Loan Documents which might have any effect upon our opinions expressed herein, and we have neither examined, nor do we opine upon, any provision or matter to the extent that the examination or opinion would require a financial, mathematical or accounting calculation or determination.

As used herein, the phrases “corporate power and authority” and “duly authorized by all necessary corporate action” refer and are limited to the Ohio General Corporation Law and, with respect to Borrower, the Articles of Incorporation and the Code of Regulations of each Borrower.

Based upon and subject to the foregoing and having considered such questions of law as we have deemed necessary, and the further qualifications and limitations set forth below, as of the date hereof (or as of the date of any assumption made herein or any certificate, schedule, exhibit or inquiry stated to have been examined, made, or otherwise relied upon by us), we are of the opinion that:

1.

Each Borrower is a corporation duly incorporated, validly existing and, based solely on the Good Standing Certificate, in good standing under the laws of the State of Ohio and with full authority to operate its business as presently operated.

2.

Each Borrower has the corporate power and authority to execute, deliver and perform each of the Loan Documents to which it is a party.

3.

The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action of Borrower.

4.

The execution and delivery by each Borrower of, the performance and incurrence by each Borrower of its obligations and liabilities under the Loan Documents to which each such Borrower is a party do not and will not:

a.

violate its organizational or governing documents;

b.

violate any material agreement to which Borrower is a party;

c.

to our knowledge, violate any order, judgment, writ, injunction, decree, rule, or regulation of any court or other governmental authority or instrumentality applicable to Borrower;

d.

violate any law, rule or regulation applicable to Borrower;

e.

require any consent of Borrower's Shareholders (other than any such consent as has already been given and remains in full force and effect); or

f.

result in, or require, the creation or imposition of any lien in, of or on the Property of Borrower pursuant to the terms of any material agreement.

5.

Each of the Loan Documents has been duly executed and delivered by each Borrower party thereto, and the Loan Documents to which each is a party, constitutes the legal, valid and binding obligation of such Borrower party thereto, enforceable against Borrower in accordance with its terms.

6.

To our knowledge, and except as otherwise disclosed in the Credit Agreement, there are no actions, suits or proceedings at law or in equity or by or before any governmental authority or instrumentality now pending or threatened against Borrower or against any properties or rights of Borrower which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

7.

No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of Borrower for the execution or delivery by Borrower of, or the performance by Borrower of its obligations under, the Loan Documents to which it is a party.

The opinions expressed above are subject to the following additional qualifications:

Our opinions expressed herein are based upon our review of those laws and regulations that, in our experience, are applicable to transactions of the type provided for in the Loan Documents, but without having made any review of any other laws or regulations.

All of our opinions are subject to the limitations, if any, of Title 11 U.S.C., as amended, and of the applicable insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and by principles of equity.  In addition, certain remedial and other provisions of  the Loan Documents may be limited by (a) implied covenants of good faith, fair dealing and commercially reasonable conduct and (b) judicial discretion, in the instance of multiple or equitable remedies.

We have not conducted requisite factual or legal examinations, and accordingly we express no opinion, with respect to the application, if any, of laws concerning or promulgated by (a) environmental effects or agencies; (b) fraudulent dispositions or obligations; (c) securities laws; (d) political subdivisions of any state; (e) any order of any court or other authority directed specifically to any party to the Loan Documents of which we do not have knowledge; or (f) any taxes or tax effects.

In addition, we express no opinion as to the enforceability of rights, provisions or interests to the extent, if any, dependent upon the enforceability of (a) waivers of rights or defenses of debtors or others which may not be waived or which may be waived only under certain circumstances under applicable law;  (b) provisions of the Loan Documents to the extent held to (i) require the payment of interest on interest, (ii) compensate any party for loss or expense in excess of actual loss or reasonable expenses or constitute a penalty, (iii) require reimbursement for or indemnity against actions by the Administrative Agent or the Lenders taken in violation of applicable law or public policy, (iv) require indemnity or reimbursement by a person for additional costs or expenses where the party reimbursed has incurred such expense by reason in part of the effect of activities with others not party to the Loan Documents and has assigned or allocated the burden of reimbursement unreasonably or arbitrarily, (v) purport to waive or negate in favor of the Administrative Agent or the Lenders the effect of notice of a default or event of default, if any, which the Administrative Agent or the Lenders may have at the time of closing, or (vi) include an acceleration clause and a prepayment penalty or premium exercised with respect to the same obligation; (c) any provision for the award of attorneys’ fees to an opposing party, except those that are governed by the provisions of R.C. Section 1301.21; (d) provisions which purport to choose venue and jurisdiction; (e) provisions which purport to waive jury trial; (f) provisions which purport to effect the alteration or termination of rights currently held by third parties; (g) provisions which purport to establish evidentiary standards; (h) disclaimers of liability, or liability limitations, with respect to third parties; (i) releases of legal or equitable rights; (j) provisions which purport to authorize execution of various documents on behalf of another; (k) any remedies for (1) immaterial breaches or (2) material breaches which are the proximate result of actions taken by the Administrative Agent or the Lenders or their agents, which actions none of them is entitled to take pursuant to the relevant agreements or instruments or applicable law or which otherwise violate applicable laws; (l) powers of attorney; or (m) provisions, if any, that are ambiguous or inconsistent within a Loan Document or among the Loan Documents.

The opinions expressed herein are limited to the laws of the State of Ohio and the federal laws of the United States of America having effect on the date hereof, and we express no opinion as to the laws of any other jurisdiction.  The opinions expressed herein are furnished specifically in connection with the execution and delivery of the Loan Documents for the benefit of the Administrative Agent, the Swingline Lender, and the Lenders and their respective permitted assignees and participants pursuant to the terms of the Credit Agreement, and may not be relied upon, assigned, quoted or otherwise used in any manner or for any purpose by any other person or entity, without our specific prior written consent.

Very truly yours,

EXHIBIT B

COMPLIANCE CERTIFICATE

To:

The Lenders party to the

Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of [date] (as amended, modified, renewed or extended from time to time, the "Agreement") among Cincinnati Financial Corporation and CFC Investment Company ("Borrower"), the Lenders party thereto and The Huntington National Bank, as Administrative Agent for the Lenders and as Swingline Lender.  Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.

I am the duly elected Chief Financial Officer of Borrower;

2.

I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.

The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

4.

Schedule I attached hereto sets forth financial data and computations evidencing Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

5

Schedule II attached hereto sets forth the various reports and deliveries which are required at this time under the Credit Agreement and the other Loan Documents and the status of compliance.

Described below are the exceptions, if any, to paragraph 3 (list in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event):

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of _____________, _____.

__________________________________

SCHEDULE I TO COMPLIANCE CERTIFICATE

Compliance as of _________, ____ with provisions of Section 6.16 of the Agreement

CONSOLIDATED NET WORTH

MAXIMUM LEVERAGE RATIO

SCHEDULE II TO COMPLIANCE CERTIFICATE

Reports and Deliveries Currently Due

EXHIBIT C

ASSIGNMENT AGREEMENT

This Assignment Agreement (this "Assignment Agreement") between ___________________________ (the "Assignor") and __________________________ (the "Assignee") is dated as of ___________________, 200___.  The parties hereto agree as follows:

1.

Preliminary Statement.  The Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1").  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

2.

Assignment and Assumption.  The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1.  The Revolving Commitment (or Outstanding Revolving Credit Exposure, if the applicable Revolving Commitment has been terminated), and/or Outstanding Revolving Credit Exposure purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

3.

Effective Date.  The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

4.

Payment Obligations.  In consideration for the sale and assignment hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee.  On and after the Effective Date, the Assignee shall be entitled to receive all payments of principal, interest, Reimbursement Obligations and fees with respect to the interest assigned hereby.  The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Administrative Agent which relate to the portion of the interest assigned to the Assignee hereunder and not previously paid by the Assignee to the Assignor.  In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

5.

Assignment Fee.  The Assignor and Assignee each agree to pay one-half of the assignment fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

6.

Representations of the Assignor; Limitations on the Assignor's Liability.  The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized.  It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee.  Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of Borrower, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

7.

Representations and Undertakings of the Assignee.  The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

8.

Governing Law.  This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Ohio.

9.

Notices.  Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement.  For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

10.

Counterparts; Delivery by Facsimile.  This Assignment Agreement may be executed in counterparts.  Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

SCHEDULE 1

to Assignment Agreement

1.

Description and Date of Credit Agreement:

2.

Date of Assignment Agreement:               , 20__

3.

Amounts (As of Date of Item 2 above):

Outstanding

Revolving

Credit Exposure

a.

Assignee's percentage

of each credit facility purchased

under the Assignment

Agreement**

        %

b.

Amount of

each credit facility

purchased

under the Assignment

Agreement***

$

4.

Assignee's Revolving Commitment (or

Outstanding Revolving Credit Exposure

with respect to terminated Revolving

Commitments) purchased

hereunder:

$

5.

Proposed Effective Date:

______________________

6.

Assignment Fee Arrangement

______________________

Accepted and Agreed:

[NAME OF ASSIGNOR]

[NAME OF ASSIGNEE]

By: _______________________________________

By: _____________________________________

Title: ______________________________________

Title: ____________________________________

ACCEPTED AND CONSENTED TO**** BY

ACCEPTED AND CONSENTED TO**** BY

[NAME OF BORROWER]

[NAME OF ADMINISTRATIVE AGENT]

By: ______________________________________

By: _____________________________________

Title: _____________________________________

Title: ____________________________________

**

Percentage taken to 10 decimal places

***

If fee is split 50-50, pick N/A as option

****

Delete if not required by Credit Agreement

Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

ADMINISTRATIVE INFORMATION SHEET

Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee

(Sample form shown below)

Assignor Information

Contact:

Name:____________________________________

Telephone No.: ___________________________

Fax No.: ___________________________________

Telex No.: _______________________________

Answerback: _____________________________

Payment Information:

Name & ABA # of Destination Bank:______________________________________________________

  ______________________________________________________

Account Name & Number for Wire Transfer:_________________________________________________

________________________________________________

Other Instructions:____________________________________________________________________

___________________________________________________________________________________

Address for Notices for Assignor:

_______________________________________________________

_______________________________________________________

_______________________________________________________

Assignee Information

Credit Contact:

Name:____________________________________

Telephone No.: ___________________________

Fax No.: ___________________________________

Telex No.: _______________________________

Answerback: _____________________________

Key Operations Contacts:

Booking Installation:_________________________

Booking Installation:__________________________

Name:____________________________________

Name:_____________________________________

Telephone No.:______________________________

Telephone No.:______________________________

Fax No.: ___________________________________

Fax No.:___________________________________

Telex No.: __________________________________

Telex No.:__________________________________

Answerback:________________________________

Answerback:_______________________________

Payment Information:

Name & ABA # of Destination Bank:

________________________________________________

________________________________________________

Account Name & Number for Wire Transfer:

_________________________________________

_________________________________________

Other Instructions:____________________________________________________________________

__________________________________________________________________________________

Address for Notices for Assignee:

_______________________________________________________

_______________________________________________________

_______________________________________________________

HNB INFORMATION

Assignee will be called promptly upon receipt of the signed agreement.

Initial Funding Contact:

Subsequent Operations Contact:

Name: ______________________

Name: _____________________________

Telephone No.:  (    )

Telephone No.:  (    )

Fax No.:  (    )

Fax No.: (     )

Huntington Telex No.:

(Answerback:                                      )

Initial Funding Standards:

Floating - Fund 1 day after notice.

Eurodollar - Fund 2 days notice.

Huntington Wire Instructions:

The Huntington National Bank

ABA # ___________________

Account GL# ______________

Ref: Attn: Special Processing

Ref: Cincinnati Financial Corporation

Address for Notices for Huntington:

The Huntington National Bank

105 E. 4th Street, Suite 200A

Cincinnati, OH 45202

Attn:  ________________________

Fax No.:  (____) _______________

EXHIBIT D

LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To The Huntington National Bank

 as Administrative Agent (the "Administrative Agent") under the Credit Agreement

 Described Below.

Re:

Credit Agreement, dated July 2, 2007 (as the same may be amended or modified, the "Credit Agreement"), among Cincinnati Financial Corporation and CFC Investment Company ("Borrower"), the Lenders named therein, the Swingline Lender, and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by Borrower in accordance with Section 12.14 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.13 of the Credit Agreement.

Facility Identification Number(s)_________________________________________________________

Customer/Account Name_______________________________________________________________

Transfer Funds To____________________________________________________________________

  ____________________________________________________________________

For Account No.______________________________________________________________________

Reference/Attention To_________________________________________________________________

Authorized Officer (Customer Representative)

Date _______________________________

___________________________________________

___________________________________

(Please Print)

Signature

Bank Officer Name

Date _______________________________

___________________________________________

___________________________________

(Please Print)

Signature

(Deliver Completed Form to Credit Support Staff For Immediate Processing)

EXHIBIT E

NOTE

[Date]

Cincinnati Financial Corporation and CFC Investment Company, both Ohio corporations (collectively and individually "Borrower"), jointly and severally promise to pay to the order of _________________________________ (the "Lender") the aggregate unpaid principal amount of all [Revolving] [Swingline] Loans made by the Lender to Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of The Huntington National Bank in Columbus, Ohio, as Administrative Agent, together with interest thereon at the rate or rates set forth in the Agreement.  Borrower shall pay the principal of and accrued and unpaid interest on such Loans as set forth in the Agreement.

The Lender shall, and is hereby authorized to, record by entries made by the Lender into its electronic data processing system and/or internal memoranda maintained by the Lender, or to otherwise record in accordance with its usual practice, the date and amount of each such Loan and the date and amount of each principal and interest payment hereunder.  Borrower agrees that the sum or sums shown on such schedule, the most recent printout from the Lender's electronic data processing system and/or such memoranda shall be rebuttably presumptive evidence of the amount of the outstanding principal, interest or any other amount due under this Note; provided, however, that the failure of the Lender to make any such entry(s) shall not affect the obligation of Borrower to repay outstanding principal, interest or any other amount due under this Note in accordance with the terms hereof.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of July 2, 2007 (which, as it may be amended, modified, supplemented, extended, restated or replaced from time to time, is herein called the "Agreement"), among Borrower, the Lenders party thereto, including the Lender, the Swingline Lender, and The Huntington National Bank, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.  Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

CINCINNATI FINANCIAL CORPORATION,

an Ohio corporation

BY: ______________________________________

Print Name: ________________________________

Title: _____________________________________

CFC INVESTMENT COMPANY,

an Ohio corporation

BY: ______________________________________

Print Name: ________________________________

Title: _____________________________________

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

NOTE OF [CINCINNATI FINANCIAL CORPORATION]  [CFC INVESTMENT COMPANY],

DATED                      , 200__

Principal

Maturity

Principal

Amount of

of Interest

Amount

Unpaid

Date

Loan

Period

Paid

Balance

EXHIBIT F

CLOSING AGENDA

EXHIBIT G

FORM OF BORROWING NOTICE

[Date]

The Huntington National Bank, as Administrative Agent

105 E. Fourth Street

Suite 200A

Cincinnati, OH 45202

Attn:  Commercial Loan Department

Via Telecopier Number: 513-762-1873

Ladies and Gentlemen:

The undersigned, Cincinnati Financial Corporation, as Borrower Representative, refers to the Credit Agreement, dated as of July 2, 2007 (as amended, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned and CFC Investment Company, the lenders named therein, as Lenders, The Huntington National Bank, as Swingline Lender and as Administrative Agent for said Lenders (the "Agent"). The undersigned hereby gives you notice, irrevocably, pursuant to the Credit Agreement that the undersigned hereby requests an Advance under the Credit Agreement, and in that connection sets forth below the information relating to such Advance (the "Proposed Advance") as required by the Credit Agreement:

(a)

The Borrowing Date for the proposed Advance is ____________, 20____.

(b)

The aggregate amount of the Proposed Advance is $__________.

(c)

The Proposed Advance is to be [a Floating Rate Advance] [a Eurodollar Advance] [a Swingline Loan].

(d)

The Interest Period for the Proposed Advance is ______ month[s] [or daily] (to be included if the Proposed Advance is to be a Eurodollar Advance).

(e)

The Borrower is [Cincinnati Financial Corporation] [CFC Investment Company].

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Advance:

(A)

The representations and warranties contained in Article V of the Credit Agreement are correct in all material respects, before and after giving effect to the Proposed Advance and to the application of the proceeds therefrom, as through made on and as of such date; and

(B)

No Default or Unmatured Default has occurred and is continuing, or would result from the Proposed Advance or from the application of the proceeds therefrom.

Very truly yours,

Cincinnati Financial Corporation,

an Ohio corporation

BY:_______________________________________________

       KENNETH W. STECHER,

       Chief Financial Officer and Executive Vice President

EXHIBIT H

FORM OF CONVERSION/CONTINUATION NOTICE

[Date]

The Huntington National Bank, as Administrative Agent

105 E. Fourth Street

Suite 200A

Cincinnati, OH 45202

Attn:  Commercial Loan Department

Via Telecopier Number: 513-762-1873

Ladies and Gentlemen:

The undersigned, Cincinnati Financial Corporation, as Borrower Representative, refers to the Credit Agreement, dated as of July 2, 2007 (as amended, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned and CFC Investment Company, the lenders named therein, as Lenders, The Huntington National Bank, as Swingline Lender and as Administrative Agent for said Lenders (the "Agent"). The undersigned hereby gives you notice, irrevocably, pursuant to the Credit Agreement that the undersigned hereby elects to (include one or more of the following, as applicable):

For an Advance, convert a Floating Rate Advance in aggregate principal amount of $_________ to a Eurodollar Advance on _________, 20_____. The Initial Interest Period for such Eurodollar Advance is requested to be ______ month[s] [or daily].

For a Revolving Advance, convert a Eurodollar Advance in aggregate principal amount of $_________ and with a current Interest Period ending ____________, 20____, to a Floating Rate Advance on _____________, 20_____.

For a Revolving Advance, continue a Eurodollar Advance in aggregate principal amount of $___________ and with a current Interest Period ending ___________, 20____, as a Eurodollar Advance. The succeeding Interest Period is requested to  be ______ month[s] [or daily].

The undersigned hereby certifies that the following statements are true on the date hereof, and on the date of conversion or continuation of the Advance, as applicable

(A)

The representations and warranties contained in Article V of the Credit Agreement are correct in all material respects, as though made on and as of such date; and

(B)

No Default or Unmatured Default has occurred.

Very truly yours,

Cincinnati Financial Corporation,

an Ohio corporation

BY:_______________________________________________

       KENNETH W. STECHER,

       Chief Financial Officer and Executive Vice President

EXHIBIT I

FORM OF PREPAYMENT NOTICE

[Date]

The Huntington National Bank, as Administrative Agent

105 E. Fourth Street

Suite 200A

Cincinnati, OH 45202

Attn:  Commercial Loan Department

Via Telecopier Number: 513-762-1873

Ladies and Gentlemen:

The undersigned, Cincinnati Financial Corporation, as Borrower Representative, refers to the Credit Agreement, dated as of July 2, 2007 (as amended, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned and CFC Investment Company, the lenders named therein, as Lenders, The Huntington National Bank, as Swingline Lender and as Administrative Agent for said Lenders (the "Agent"). The undersigned hereby gives you notice, irrevocably, pursuant to the Credit Agreement that the undersigned hereby elects to (include one or more of the following, as applicable):

Prepay the Floating Rate Loans comprising part of the same Advance in aggregate principal amount of $__________ on ____________, 20____.

Prepay the floating Rate Loans comprising part of the same Advance in aggregate principal amount of $___________ and with a current Interest Period ending ___________, 20____, on ___________, 20____.

Prepay the [portion of the] Floating Rate Advance comprising the Swingline Loan in the aggregate principal amount of $____________ on ____________, 20____.

Very truly yours,

Cincinnati Financial Corporation,

an Ohio corporation

BY:_______________________________________________

       KENNETH W. STECHER,

       Chief Financial Officer and Executive Vice President